Exhibit 99.10

Execution Version

SUBSERVICING AGREEMENT

BMO 2022-C3 Mortgage Trust

Commercial Mortgage Pass-Through Certificates

Series 2022-C3

Dated as of October 1, 2022

By and Between

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,

Master Servicer

and

SCP Servicing, LLC,

Subservicer

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LIST OF EXHIBITS

Schedule I	Mortgage Loan Schedule
Exhibit “A”	Day One Report
Exhibit “B”	Inspection Reports
Exhibit “C”	Form of Quarterly Servicing Certification
Exhibit “D”	Remittance Reports
Exhibit “E”	Reserved
Exhibit “F”	Form of Mortgagee Clause for Insurance Policies
Exhibit “G”	Form of Account Certification
Exhibit “H”	Form of Monthly Accounts Certification
Exhibit “I”	Wire Transfer Instructions – Serviced Companion Loan Holders

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THIS SUBSERVICING AGREEMENT dated as of October 1, 2022 is between Midland Loan Services, a Division of PNC Bank, National Association (together with its successors and assigns permitted under the PSA, the “Master Servicer” or “Midland”), and SCP Servicing, LLC, (together with its successors and permitted assigns hereunder, the “Subservicer”).

PRELIMINARY STATEMENT

Pursuant to the Pooling and Servicing Agreement (the “PSA”) dated as of October 1, 2022, among BMO Commercial Mortgage Securities LLC, as Depositor, Midland, as Master Servicer and Special Servicer, Computershare Trust Company, National Association, as Certificate Administrator and as Trustee, and Park Bridge Lender Services LLC, as Operating Advisor and Asset Representations Reviewer with respect to the BMO 2022-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-C3 (a copy of which has been delivered to the Subservicer), the Master Servicer shall be servicing the Mortgage Loans on behalf of the Trust.

The Master Servicer and the Subservicer desire to enter into an agreement whereby the Subservicer assumes and agrees to perform certain of the Master Servicer’s servicing responsibilities with respect to the Mortgage Loans as more specifically set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the recitals in the above Preliminary Statement which are made a contractual part hereof, and of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01.                  Defined Terms.

For purposes of this Agreement, all capitalized terms not otherwise defined herein shall have the meanings set forth in the PSA, and the following capitalized terms shall have the respective meanings set forth below.

“Accepted Subservicing Practices”: As defined in Section 2.01 hereof.

“Additional Subservicing Compensation”: As defined in Section 5.01 hereof.

“Agreement”: This Subservicing Agreement, as the same may be amended or modified by the parties from time to time.

“Certification Parties”: As defined in Section 3.08(a) hereof.

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“CREFC® Reporting Format”: The CREFC® Investor Reporting Package reporting and data format; provided, however, that if such format is no longer applicable or in existence, then such other commercial mortgage servicing industry standard reporting and data format reasonably approved by the Master Servicer.

“Day One Report”: With respect to each of the Mortgage Loans, the report setting forth the Periodic Payment for the current month and the amount of any unscheduled payments, Balloon Payments, Principal Prepayments, Prepayment Premiums and Yield Maintenance Charges for which the Subservicer has received notice, substantially in the form attached hereto as Exhibit “A”.

“Excluded Information”: As defined in the PSA.

“Indemnified Party”: As defined in Section 8.01(b) hereof.

“Inspection Reports”: The inspection reports substantially in the form attached hereto as Exhibit “B”.

“Losses”: As defined in Section 6.02(b) hereof.

“Master Servicer”: As defined in the first paragraph of this Agreement.

“Monthly Accounts Certification”: As defined in Section 3.01 of this Agreement.

“Mortgage Loan”: Each of the mortgage loans identified on the Mortgage Loan Schedule.

“Mortgage Loan Schedule”: The schedule of certain mortgage loans that is annexed to the Subservicer’s signature page included herewith, which schedule sets forth certain information with respect to such mortgage loans, including, without limitation, the related Subservicing Fee Rate.

“PSA”: As defined in the above Preliminary Statement to this Agreement.

“Quarterly Servicing Certification”: The certification substantially in the form attached hereto as Exhibit “C”.

“Remittance Reports”: The remittance reports substantially in the form attached hereto as Exhibit “D”.

“Responsible Officer”: Any officer or employee of the Subservicer or the Master Servicer, as the case may be, involved in or responsible for the administration, supervision or management of this Agreement and whose name and specimen signature appear on a list prepared by each party and delivered to the other party, as such list may be amended from time to time by either party.

“Restricted Servicing Action”: As defined in Section 2.03 (a) hereof.

“Special Servicer Decision”: As defined in the PSA.

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“Subservicer”: As defined in the first paragraph of this Agreement.

“Subservicer Accounts”: The Collection Accounts and the Servicing Accounts maintained by the Subservicer hereunder in the name of the Subservicer in trust for the Master Servicer on behalf of the Trustee in trust for the benefit of the Holders.

“Subservicer Remittance Date”: With respect to any Determination Date, the Business Day immediately following such Determination Date.

“Subservicer Termination Event “: Any subservicer termination event as set forth in Section 7.01 hereof.

“Subservicing Fee”: With respect to each Mortgage Loan and for any Distribution Date, that portion of the Servicing Fee payable by the Master Servicer to the Subservicer, which shall be an amount per calendar month equal to the product of the Subservicing Fee Rate and the Stated Principal Balance of such Mortgage Loan, as determined on the same basis as for the calculation of the Servicing Fee under the PSA.

“Subservicing Fee Rate”: The per annum rate for each Mortgage Loan as set forth in the related Mortgage Loan Schedule.

“Subservicing File”: With respect to each Mortgage Loan, all documents, information and records relating to such Mortgage Loan that are necessary or appropriate to enable the Subservicer to perform its obligations hereunder and any additional documents or information related thereto maintained or created in any form by the Subservicer, including, without limitation, all analysis, working papers, inspections reports, written communications with any Mortgagor, and all other information collected from or concerning any Mortgagor or the related Mortgaged Property in the Subservicer’s possession.

ARTICLE II.

RETENTION AND AUTHORITY OF SUBSERVICER

Section 2.01.                  Servicing Standard; Commencement of Servicing Responsibilities.

The Master Servicer hereby engages the Subservicer to perform, and the Subservicer hereby agrees to perform, servicing with respect to all of the Mortgage Loans throughout the term of this Agreement, upon and subject to the terms, covenants and provisions hereof. The Subservicer shall perform its services hereunder in accordance with (a) applicable laws, (b) the terms and provisions of the Mortgage Loans, (c) the express terms hereof, the PSA and with respect to any Serviced Companion Loan, the related Co-Lender Agreement (if applicable), (d) subject to Section 2.03(b) hereof, the reasonable directions and instructions of the Master Servicer (including, without limitation, the forms and report formats reasonably requested by the Master Servicer) and (e) all requirements pertaining to the performance of such services under the PSA and any applicable Co-Lender Agreement, including, without limitation, the Servicing Standard. The above-described servicing standards are herein referred to as “Accepted Subservicing Practices.”

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Section 2.02.                           Sub-Subservicing.

To the extent necessary for the Subservicer to comply with applicable laws, or if otherwise consented to by the Master Servicer (which consent shall not be unreasonably withheld, conditioned or delayed), the Subservicer may enter into any sub-subservicing agreement with a sub-subservicer that would permit such sub-subservicer to perform any or all of the Subservicer’s servicing responsibilities under this Agreement and such sub-subservicer and sub-subservicing agreement meets the requirements of the PSA; provided, however, if such sub-subservicer would be a servicer as contemplated by Item 1108(a)(2) of Regulation AB, no such sub-subservicer may be a be the Third Party Purchaser, the Operating Advisor, the Asset Representations Reviewer or any of their respective Risk Retention Affiliates; and further provided that the consent of the Master Servicer shall not be required to engage a third party contractor to perform ministerial tasks, including property inspections. Notwithstanding any sub-subservicing agreement or third party subcontract, the Subservicer shall remain obligated and primarily liable to the Master Servicer for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such sub-subservicing agreement or third party subcontract to the same extent and under the same terms and conditions as if the Subservicer were servicing the Mortgage Loans alone. Any such sub-subservicing agreement must be consistent with the provisions of Section 3.20 of the PSA.

Section 2.03.                           Authority of Subservicer.

(a)               Except as otherwise provided herein and subject to the terms of this Agreement, any applicable Co-Lender Agreement, and the Master Servicer’s limitations of authority as Master Servicer under the PSA, in performing its obligations hereunder, the Subservicer shall have full power and authority to take any and all actions in connection with such obligations that it deems necessary or appropriate; provided, however, that the Subservicer shall not take any of the actions set forth in subsections (i) through (xiii) below (each, a “Restricted Servicing Action”) with respect to any Mortgage Loan without obtaining the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld, conditioned or delayed. The Master Servicer’s consent to a Restricted Servicing Action may be in the form of an asset business plan approved in writing by the Master Servicer and shall be subject to the prior approval of the Special Servicer, any mezzanine lender, Controlling Class Representative, any Rating Agency, any Outside Controlling Note Holder, any Companion Holder or the Directing Holder, if so required under the PSA or applicable Co-Lender Agreement or the Directing Holder, if so required under the PSA, which approvals shall be requested by the Master Servicer. Upon the Master Servicer’s receipt of such approvals, the Subservicer shall proceed to take the applicated Restricted Servicing Action; provided, however, the Master Servicer or the Special Servicer, as applicable, may upon notice to the Subservicer, elect to take any Restricted Servicing Action for which the Subservicer has sought prior written consent pursuant to this Section 2.03(a), in which event, the Subservicer shall be relieved of any obligation to take such Restricted Servicing Action.

(i)                 the modification, waiver or amendment, whether or not material, of or with respect to any Mortgage Loan, including, without limitation, any forgiveness of principal, any change in the amount or timing of any payment of principal or interest, maturity, extension rights or prepayment provisions or the substitution,

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release or addition of any collateral for any Mortgage Loan or relate to any waiver of or granting of consent under a “due-on-sale” or “due-on-encumbrance” clause;

(ii)              the granting or withholding of consent to any transfer of ownership of a Mortgaged Property or any transfer of any interest of an owner of a Mortgaged Property and entering into any assumption agreement in connection therewith;

(iii)            the granting or withholding of consent to any request for approval to place subordinate financing on a Mortgaged Property;

(iv)             the determination of whether or not to release proceeds of condemnation or casualty insurance to the Mortgagor under any Mortgage Loan;

(v)               the waiver of any Penalty Charge, Yield Maintenance Charge, or prepayment premium under any Mortgage Loan;

(vi)             the waiver of any Penalty Charges in connection with any delinquent scheduled payment or Balloon Payment with respect to any Mortgage Loan;

(vii)           any action to initiate, prosecute and manage foreclosure proceedings and other legal proceedings related thereto in connection with any Mortgage Loan;

(viii)         the permitting of or modification of a Mortgage Loan to permit a Principal Prepayment of a Mortgage Loan on a date other than its Due Date;

(ix)            any action requiring the consent of, or consultation with, the Master Servicer, the Directing Holder, Outside Controlling Note Holder, any Companion Holder, the Rule 17g-5 Information Provider, the Trustee, the Certificate Administrator, the Controlling Class Representative, the Depositor, the Operating Advisor, the Asset Representations Reviewer, any Risk Retention Consultation Party or the Special Servicer under the PSA or any party under any Other Pooling and Servicing Agreement or any applicable Co-Lender Agreement;

(x)               the granting or withholding consent to any request for defeasance of any Mortgage Loan;

(xi)             the granting of any consent, approval or direction regarding the termination of (A) the related property manager or the designation of any replacement property manager or (B) with respect to a hospitality property, the franchise or the designation of a new franchise;

(xii)           the authorizing of any Servicing Transfer Event under PSA Section 3.19 and as defined in the definition of Servicing Transfer Event; provided, however, that if the Subservicer determines that a Servicing Transfer Event should occur, the Subservicer shall immediately provide to the Master Servicer notice of such event along with the Subservicer’s recommendation and supporting documentation and

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further provide to the Master Servicer additional information as the Master Servicer reasonably requests;

(xiii)         any Major Decision or Special Servicer Decision, subject to the Master Servicer’s or Special Servicer’s, as applicable, processing and/or consent rights pursuant to the PSA; or

(xiv)         any material servicing decisions such as loan modifications or determinations as to the manner or timing of enforcing remedies under the related Loan Documents.

(b)             Regardless of whether the consent or approval of the Master Servicer is required pursuant to this Agreement, the Subservicer shall take any action that is directed by the Master Servicer which relates to the Subservicer’s obligations under this Agreement; provided, however, that the Subservicer shall not be obligated to take any such action to the extent that the Subservicer determines in its reasonable discretion that such action may cause (i) a violation of applicable laws, court orders or restrictive covenants with respect to any Mortgage Loan or Mortgaged Property; (ii) a violation of any term or provision of a Mortgage Loan; (iii) a violation of the terms of this Agreement or (iv) a violation of the Servicing Standard.

ARTICLE III.

SERVICES TO BE PERFORMED

Section 3.01.            Services as Subservicer.

With respect to each Mortgage Loan subject to this Agreement, the Subservicer shall, in accordance with Accepted Subservicing Practices and subject to the supervision of the Subservicer by the Master Servicer, perform the following servicing activities on behalf of the Master Servicer:

(a)               the Subservicer shall perform the duties and obligations of the Master Servicer as the Master Servicer under PSA Sections 2.01(b)-(d) (conveyance of mortgage loans, servicing files and letters of credit), 2.03(a), (c), (d), and (f) (repurchase and substitution of loans and Section 15Ga-1 reporting), 3.01 (general servicing), 3.03 (collections), 3.04 (taxes, assessments, similar items and escrows), 3.05 (collection account), 3.06 (permitted withdrawals), 3.07 (investment of funds), 3.08 (insurance), 3.09 (due-on sale/encumbrance enforcement, assumptions and defeasance), subject to Section 2.03(a)(xiii) hereof, 3.11 (release of mortgage files), 3.13 (compensating interest payments), 3.15 (access), 3.18 (inspections, reporting, additional obligations), 3.19 (other accounts), 3.22 (servicing transfers), 3.24 (modifications, waivers, amendments and consents), 3.25 (additional obligations with respect to certain loans), 4.02(b), (c) and (e) (reports; statements), 4.04 (REMIC compliance), Article X (Exchange Act reporting and Regulation AB compliance); and Article XI (asset representations reviewer file review); together with duties imposed under any applicable Co-Lender Agreement on Subservicer in its capacity as an “Initial Sub-Servicer”; provided, however, that:

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(i)               no Subservicer shall have any obligation to make Advances, provided that the Subservicer shall promptly notify the Master Servicer in the event any Advance is required to be made or an expense of the Trust Fund is required to be incurred;

(ii)              Section 5.01 hereof shall control with respect to which fees or charges the Subservicer may retain under PSA Sections 3.06 and 3.12;

(iii)            PSA Section 3.07 shall only be applicable with respect to the Subservicer Accounts, whereby the Subservicer may invest funds in the Subservicer Accounts on the same terms as the Master Servicer may invest funds in a Collection Account or Servicing Account under the PSA;

(iv)             any reports, information, certifications and other documentation which are required to be provided by the Master Servicer to the Trustee, the Certificate Administrator, the Depositor, the Directing Holder, any Rating Agency, the Asset Representations Reviewer, a Serviced Companion Noteholder, any Risk Retention Consultation Party or any party to any Other Pooling and Servicing Agreement or Co-Lender Agreement, the Operating Advisor, the Rule 17g-5 Information Provider, Mortgage Loan Seller, the Special Servicer or any other Person shall be provided by the Subservicer to the Master Servicer or as otherwise directed by the Master Servicer within the time set forth in this Agreement (or if no time is set forth, within one (1) Business Day prior to the date on which the Master Servicer is required to deliver such item to the applicable Person);

(v)               the Subservicer shall not be responsible for any mortgage loan pool-wide reporting, including, without limitation, preparing, signing and filing with the appropriate Person any reports, statements and information under PSA Section 4.02 (except as otherwise required to be prepared by the Subservicer and delivered to the Master Servicer under this Agreement);

(vi)             no expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Subservicer Accounts to the extent such expense is not chargeable to the Master Servicer under the PSA; and

(vii)          subject to Section 2.03(a)(xiii) hereof, the Subservicer shall not take any actions under and shall promptly forward to the Master Servicer any request which would qualify as a Major Decision or Special Servicer Decision and provide written notice to the Master Servicer of issues arising with respect to Major Decisions or Special Servicer Decisions.

(b)               the Subservicer shall promptly notify the Master Servicer in writing upon discovery or receipt of notice by the Subservicer of the occurrence of any event that causes, or with notice or the passage of time or both, would cause any Mortgage Loan to become a Specially Serviced Loan in accordance with the definition of “Specially Serviced Loan” set forth in the PSA;

(c)               the Subservicer shall promptly advise the Master Servicer of all material collection and customer service issues and furnish the Master Servicer with copies of all written

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communications regarding such issues between the Subservicer and any Mortgagor or any third party in connection with the Subservicer’s obligations hereunder;

(d)               on or before 12:00 noon Central Time on each Subservicer Remittance Date, with respect to all Mortgage Loans (other than Serviced Companion Loans), the Subservicer shall deliver to the Master Servicer and with respect to the Serviced Companion Loan, to the Serviced Companion Loan Holder with a copy to the Master Servicer (unless otherwise reasonably agreed by the Master Servicer and Subservicer), the Remittance Reports which reflect activity with respect to the Mortgage Loans through and including the close of business on the date which is the Determination Date; and the Subservicer shall, to the extent necessary, deliver to the Master Servicer a follow-up report in similar format which reflects additional activity with respect to the Mortgage Loans through and including the date of any follow-up remittance;

(e)               on or before 12:00 noon Central Time on each Subservicer Remittance Date, with respect to all Mortgage Loans (other than the Serviced Companion Loans), the Subservicer shall remit to the Master Servicer, pursuant to wiring instructions from the Master Servicer and with respect to the Serviced Companion Loan, remit to the Serviced Companion Loan Holder pursuant to the wiring instructions on Exhibit “I” (unless otherwise reasonably agreed by the Master Servicer and Subservicer), all amounts on deposit in the Collection Account maintained by the Subservicer as of the close of business on the date which is one (1) Business Day prior to such Subservicer Remittance Date; and the Subservicer shall remit to the Master Servicer within one (1) Business Day after receipt, any payments received by the Subservicer after such initial remittance; and each of the foregoing remittances of funds may be net of any Subservicing Fees due and payable to the Subservicer as payments in the nature of Additional Subservicing Compensation;

(f)                the Subservicer shall remit to the Master Servicer, pursuant to wiring instructions from the Master Servicer, any whole or partial Balloon Payments, unscheduled payments, Principal Prepayments, or any Yield Maintenance Charge and any interest thereon within one (1) Business Day after receipt; and on the date of such remittance, the Subservicer shall deliver to the Master Servicer the Remittance Reports relating to such remittance;

(g)               Reserved;

(h)               on a quarterly and annual basis each year, commencing based on the timing set forth in PSA Section 4.02(b), the Subservicer shall determine and analyze financial ratios and perform other financial analysis required under the CREFC® Reporting Format and within fifteen (15) days of receipt of the related financial statements and property operating statements but no later than twenty (20) days prior to March 31, commencing in 2023 for the preceding calendar year, the Subservicer shall forward copies of any such statements to the Master Servicer along with such report and analysis and prepare and deliver to the Master Servicer a report summarizing such analysis based upon the property operating statements with respect to the related Mortgaged Property and the financial statements of the related Mortgagor and each related guarantor collected by the Subservicer pursuant to PSA Section 4.02, which report shall be provided in electronic format and shall be substantially in the form of the CREFC® Financial File included in the

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CREFC® Reporting Format (or in such other reporting format as reasonably requested by the Master Servicer);

(i)                 within twenty (20) days after completion of an inspection, the Subservicer shall prepare and deliver to the Master Servicer the Inspection Reports summarizing the results of any property inspections performed by the Subservicer pursuant to PSA Section 3.18;

(j)                 the Subservicer shall prepare and deliver to the Master Servicer the Day One Report on the first Business Day of each calendar month;

(k)               the Subservicer shall provide the Master Servicer with such reports and other information (in the Subservicer’s possession or to the extent readily obtainable and as reasonably requested by the Master Servicer) with respect to the servicing of the Mortgage Loans by the Subservicer hereunder in order for the Master Servicer to perform its duties under the PSA;

(l)                 the Subservicer shall (i) notify the Master Servicer in writing within five (5) Business Days after the Subservicer discovers or receives notice alleging a Document Defect or a Breach or receives a Repurchase Communication of a Repurchase Request, a Repurchase Request Withdrawal, a Repurchase or a Repurchase Request Rejection, and (ii) promptly provide to the Master Servicer a copy of any Repurchase Communication of a Repurchase Request, a Repurchase Request Withdrawal, a Repurchase or a Repurchase Request Rejection received by the Subservicer;

(m)             with respect to letters of credit, if any, as the Master Servicer is required to hold original letters of credit under the PSA, the Subservicer shall hold such original letters of credit if the Subservicer has (i) a vault or other adequate safety procedures in place satisfactory to the Master Servicer, in its sole discretion, or (ii) outsourced such responsibility to a third party vendor, which vendor shall be satisfactory to the Master Servicer, who has a vault or other adequate safety procedures in place satisfactory to the Master Servicer, in its sole discretion;

(n)               upon the Master Servicer receiving notice that a Mortgage Loan has become an Excluded Controlling Class Loan under the PSA, the Master Servicer will forward such notice to the Subservicer, then the Subservicer (prior to delivering any Excluded Information to the Master Servicer) shall mark or label such information as “Excluded Information” and comply with all the requirements set forth in the PSA with respect to such Excluded Controlling Class Loan;

(o)               upon the Master Servicer receiving notice that a Mortgage Loan has become an Excluded Controlling Class Loan under the PSA, the Master Servicer will forward such notice to the Subservicer, then the Subservicer (prior to delivering any Excluded Information to the Master Servicer) shall mark or label such information as “Excluded Information” and comply with all the requirements set forth in the PSA with respect to such Excluded Controlling Class Loan;

(p)               the Subservicer shall not prepare and/or provide any CREFC® Schedule AL File or any Schedule AL Additional File; provided, however, the Subservicer shall (i) promptly provide to the Master Servicer any documentation in the Subservicer’s possession reasonably requested by the Master Servicer in connection with the Master Servicer’s preparation and compilation of any CREFC® Schedule AL File or any Schedule AL Additional File and (ii) cooperate with the Master

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Servicer in connection with the Master Servicer’s preparation and compilation of any CREFC® Schedule AL File or any Schedule AL Additional File;

(q)               in addition to Subservicer’s reporting obligations set forth in Section 3.01, the Subservicer shall prepare and deliver to the Master Servicer on a quarterly basis starting for the quarter ending December of 2022, within (30 days of the end of such quarter (or if such day is not a Business Day, then the immediately preceding Business Day), the Quarterly Servicing Certification in the form of Exhibit “C” attached hereto. Promptly following any request by the Master Servicer, to the extent any exceptions are listed on the Quarterly Servicing Certification, the Subservicer shall provide any additional information as reasonably requested by the Master Servicer;

(r)                with respect to all servicing responsibilities of the Master Servicer under the PSA which are not being performed by the Subservicer hereunder, the Subservicer shall (i) reasonably cooperate with the Master Servicer to facilitate the timely performance of such servicing responsibilities, (ii) promptly provide to the Master Servicer any documentation in the Subservicer’s possession reasonably requested by the Master Servicer and (iii) reasonably cooperate with the Master Servicer in order for the Master Servicer to comply with its related obligations under the PSA; and

(s)                the creation of any Servicing Account shall be evidenced by a certification in the form of Exhibit “G” attached hereto and a copy of such certification shall be furnished to the Master Servicer (at the email addresses as provided in Section 8.04) on or prior to the third Business Day after the Closing Date and hereafter to the Master Servicer upon any transfer of the Servicing Account; and

(t)                 no later than the twenty-fifth (25th) day of each month (or if such day is not a Business Day, then the immediately preceding Business Day), the Subservicer shall deliver to the Master Servicer a certification in the form of Exhibit “H” with respect to the Subservicer Accounts (“Monthly Accounts Certification”). Promptly following any request by the Master Servicer or, to the extent any exceptions are listed on the Monthly Accounts Certification, not later than the date such Monthly Accounts Certification is delivered to the Master Servicer, the Subservicer shall provide a reconciliation of the Subservicer Accounts (as applicable), together with a copy of the related bank statements and, promptly following any request by the Master Servicer, any additional information as reasonably requested by the Master Servicer with respect to such reconciliation and/or related bank statements;

(u)               if the Subservicer receives a Form ABS Due Diligence-15E from any Person in connection with any third-party “due diligence services” (as defined in Rule 17g-10 under the Exchange Act) provided by such Person with respect to the Subserviced Mortgage Loans, the Subservicer shall promptly forward such Form ABS Due Diligence- 15E to the Master Servicer;

(v)               with respect to any request for materials by the Asset Representations Reviewer or a related Other Asset Representations Reviewer pursuant to PSA Article XII regarding the Mortgage Loans, the Subservicer shall (i) promptly provide to the Master Servicer any documentation in the Subservicer’s possession reasonably requested by the Master Servicer and

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(ii) cooperate with the Master Servicer in order for the Master Servicer to comply with its related obligations under the PSA; and

(w)             pursuant to the requirements under Section 10.11 of the PSA, the Subservicer shall promptly provide the Master Servicer with all updated net operating income received by the Subservicer for any Mortgage Loan or Serviced Companion Loan where the Mortgagor of such Mortgage Loan or Serviced Companion Loan is a Significant Obligor under the PSA or a "significant obligor" under an Other Pooling and Servicing Agreement, and the Subservicer shall fully cooperate with the Master Servicer in satisfying any of the Master Servicer’s obligations related to such Significant Obligor or such "significant obligor" under the PSA.

Section 3.02.             Portfolio Manager.

(a)               The Subservicer shall designate a portfolio manager and other appropriate personnel to receive documents and communications from the Master Servicer and to provide assistance to the Master Servicer consistent with the Master Servicer’s supervisory authority over the Subservicer hereunder.

(b)               The Master Servicer shall designate a portfolio manager and other appropriate personnel to receive documents and communications from the Subservicer and to provide to the Subservicer information, materials and correspondence relating to the Mortgage Loans and the related Mortgagors which may be necessary or appropriate to enable the Subservicer to perform its obligations hereunder.

Section 3.03.             Maintenance of Errors and Omissions and Fidelity Coverage.

(a)               The mortgagee clause to be used in maintaining any property-level insurance required under Section 3.08 of the PSA shall be as set forth in Exhibit “F” hereto, which may be amended from time-to-time by the Master Servicer.

(b)               The Subservicer shall obtain and maintain at its own expense, and keep in full force and effect throughout the term of this Agreement, a fidelity bond and an errors and omissions insurance policy covering the Subservicer’s officers and employees acting on behalf of the Subservicer in connection with its activities under this Agreement in form and amount which satisfies the fidelity bond and errors and omissions insurance policy requirements under PSA Section 3.08(c). The Subservicer shall cause to be delivered to the Master Servicer from time to time upon the Master Servicer’s request a certificate of insurance or other evidence of such bond and insurance. The Subservicer shall promptly notify or cause its insurer to notify the Master Servicer of any material change to such fidelity bond or errors and omissions insurance policy.

Section 3.04.             Delivery and Possession of Servicing Files.

The Subservicer hereby acknowledges receipt of the Subservicing Files. The contents of each Subservicing File delivered to the Subservicer are and shall be held in trust by the Subservicer for the benefit of the Trust Fund as the owner thereof; the Subservicer’s possession of the contents of the Subservicing File so delivered is for the sole purpose of servicing the related Mortgage Loan; and such possession by the Subservicer shall be in a custodial capacity only.

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The Subservicer shall release its custody of the contents of the Subservicing File only in accordance with written instructions from the Master Servicer, and upon request of the Master Servicer, the Subservicer shall deliver to the Master Servicer the Subservicing File or a copy of any document contained therein.

Section 3.05.             Annual Compliance Statements.

(a)               The Subservicer shall, on or before the fifth (5th) Business Day preceding March 1st of each year, commencing February 22, 2023, deliver to the Master Servicer an Officer’s Certificate in a form that satisfies the requirements of Section 10.08 of the PSA (or such other form, similar in substance, as may be acceptable to the Depositor and the Master Servicer) stating, as to the signer thereof, that (i) a review of such Subservicer’s activities during a reporting period consisting of the preceding calendar year or portion thereof and of such Subservicer’s performance under this Agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, such Subservicer has fulfilled all its obligations under this Agreement in all material respects throughout such reporting period, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Such Officer’s Certificate shall be provided in EDGAR compatible format, or in such other format agreed upon by the Master Servicer and Subservicer. Subservicer shall cooperate with the Master Servicer and/or the Depositor if either party consults with the Subservicer as to the nature of any failures by the Subservicer with respect to the Mortgage Loans in the fulfillment of any of the Subservicer’s obligations hereunder. In any year that the Subservicer has received written confirmation from the Depositor (or, in the case of an Other Securitization, the related Other Depositor) or the Master Servicer that a report on Form 10-K is not required to be filed in respect of the Trust or the trust for any Other Securitization for the preceding calendar year, the Subservicer shall not be required to deliver such statement until April 1 of such year.

(b)           In the event the Subservicer is terminated or resigns pursuant to the terms of this Agreement, Subservicer shall provide an annual statement of compliance pursuant to this Section 3.05 with respect to the period of time that Subservicer was subject to this Agreement.

Section 3.06.             Annual Reports on Assessment of Compliance with Servicing Criteria.

(a)               The Subservicer shall, on or before the fifth (5th) Business Day preceding March 1st of each year, commencing February 22, 2023, at its own expense, furnish to the Master Servicer a report substantially in a form that satisfies the requirements of Section 10.09 of the PSA on an assessment of compliance with the Servicing Criteria applicable to it that complies in all material respects with the requirements of Item 1122 of Regulation AB and contains (i) a statement by Subservicer of its responsibility for assessing compliance with the Relevant Servicing Criteria, (ii) a statement that Subservicer used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such Subservicer’s assessment of compliance with the Relevant Servicing Criteria as of and for the period ending the end of the fiscal year covered by Form 10-K, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (iv) a statement that a registered public accounting firm has issued an attestation report on Subservicer’s

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assessment of compliance with the Relevant Servicing Criteria as of and for such period. Such report shall be provided in EDGAR compatible format, or in such other format agreed upon by the Master Servicer and Subservicer.

(b)              Each such report shall be addressed to the Master Servicer and signed by an authorized officer of Subservicer, and shall address the Relevant Servicing Criteria set forth in Section 10.09 of and Exhibit O to the PSA. Subservicer shall cooperate with the Master Servicer and/or the Depositor if either party consults with the Subservicer as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria.

(c)               In any year that the Subservicer has received written confirmation from the Depositor (or, in the case of an Other Securitization, the related Other Depositor) or the Master Servicer that a report on Form 10-K is not required to be filed in respect of the Trust or the trust for any Other Securitization for the preceding calendar year, the Subservicer shall not be required to deliver such assessments until April 1 of such year.

(d)               Subservicer hereby acknowledges and agrees that the Relevant Servicing Criteria set forth in Section 10.09 of and Exhibit O to the PSA is appropriately set forth with respect to Subservicer.

(e)               In the event the Subservicer is terminated or resigns pursuant to the terms of this Agreement, Subservicer shall provide an annual assessment of compliance pursuant to this Section 3.06, coupled with an attestation as required in Section 3.07 hereof with respect to the period of time that Subservicer was subject to this Agreement.

Section 3.07.            Annual Independent Public Accountants’ Attestation Report.

(a)               The Subservicer shall, on or before the fifth (5th) Business Day preceding March 1st of each year, commencing February 22, 2023, at its own expense, cause a registered public accounting firm and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Master Servicer to the effect that (i) it has obtained a representation regarding certain matters from the management of Subservicer, which includes an assertion that Subservicer has complied with the Relevant Servicing Criteria applicable to it and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is issuing an opinion as to whether Subservicer’s assessment of compliance with the Relevant Servicing Criteria applicable to it was fairly stated in all material respects. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Each such related accountant’s attestation report shall be made in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act. Such report must be available for general use and not contain restricted use language. Such report shall be provided in EDGAR compatible format, or in such other format agreed upon by the Master Servicer and Subservicer.

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(b)              Subservicer shall cooperate with the Master Servicer and/or the Depositor if either party consults with the Subservicer as to the nature of any defaults by Subservicer in the fulfillment of Subservicer’s obligations hereunder.

(c)               In any year that the Subservicer has received written confirmation from the Depositor (or, in the case of an Other Securitization, the related Other Depositor) or the Master Servicer that a report on Form 10-K is not required to be filed in respect of the Trust (or, if applicable, the trust for any Other Securitization) for the preceding calendar year, the Subservicer shall not be required to deliver such report until April 1 of such year.

Section 3.08.            Sarbanes-Oxley Certification.

(a)               The Subservicer shall, on or before the fifth (5th) Business Day preceding March 1st of each year, commencing February 22, 2023, provide to the Master Servicer (for delivery to the Certifying Person), a Performance Certification in the form attached hereto as Exhibit Y-2 to the PSA, on which the Master Servicer, the Certifying Person, the entity for which the Certifying Person acts as an officer (if the Certifying Person is an individual), and each entity’s officers, directors and Affiliates (collectively, the “Certification Parties”) can reasonably rely. In addition, Subservicer shall execute a reasonable reliance certificate to enable the Certification Parties to rely upon each (i) annual compliance statement provided pursuant to Section 3.05 hereof, (ii) annual report on assessment of compliance with servicing criteria provided pursuant to Section 3.06 hereof and (iii) accountant’s report provided pursuant to Section 3.07 hereof, and shall include a certification in the Performance Certification that each such annual compliance statement or report discloses any deficiencies or defaults described to the registered public accountants of the Subservicer to enable such accountants to render the certificates provided for in Section 3.07 hereof. In the event the Subservicer is terminated or resigns pursuant to the terms of this Agreement, the Subservicer shall provide a certification to the Master Servicer for delivery to the Certifying Person pursuant to this Section 3.08 with respect to the period of time it was subject to this Agreement. Each such Performance Certification shall be provided in EDGAR compatible format, or in such other format agreed upon by the Master Servicer and the Subservicer. Notwithstanding the foregoing, nothing in this Section 3.08 shall require Subservicer (i) to certify or verify the accuracy or completeness of any information provided to the Subservicer by third parties, or (ii) to certify information other than to Subservicer’s knowledge and in accordance with the Subservicer’s responsibilities under this Agreement.

(b)               Notwithstanding anything to the contrary contained in this Section 3.08, with respect to each year in which the Trust or the trust for any Other Securitization, as applicable, is not subject to the reporting requirements of the Exchange Act, Subservicer shall not be required to deliver any certification under this Section 3.08.

Section 3.09.            Delivery of Mortgage Loan Purchase Agreement.

Following the Master Servicer’s receipt of the Mortgage Loan Purchase Agreement from the Depositor, the Master Servicer shall provide a copy of such Mortgage Loan Purchase Agreement to the Subservicer.

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ARTICLE IV.

PRESERVATION OF THE REMICS; GRANTOR TRUST

The Subservicer shall not take any action (whether or not authorized hereunder) as to which the Master Servicer has advised the Subservicer in writing that it or the Trustee has received an Opinion of Counsel to the effect that an Adverse REMIC Event or an adverse event with respect to the Grantor Trust could occur with respect to such action. Subservicer shall fully cooperate with the Master Servicer in connection with avoiding (i) the imposition of a tax on any portion of the Trust Fund, (ii) the failure of any Trust REMIC to qualify as a REMIC, or (iii) the failure of the Grantor Trust to qualify as a grantor trust, and the Subservicer shall not cause any of the events specified in clauses (i) to (iii).

ARTICLE V.

SUBSERVICER’S COMPENSATION AND EXPENSES

Section 5.01.            Subservicing Compensation.

(a)               As compensation for its activities hereunder, the Subservicer shall be entitled to receive (or retain from the Subservicer Accounts, as applicable) the Subservicing Fee. Anything herein to the contrary notwithstanding, the Subservicer shall be paid such Subservicing Fee at such times as, and only to the extent that, the Master Servicer receives its Servicing Fee with respect to each Mortgage Loan under the PSA. Except as provided below, any reductions in the Servicing Fee that may be required under the PSA with respect to Prepayment Interest Shortfalls shall not affect the amount of the Subservicing Fee payable to the Subservicer and, consequently, the Subservicer shall not be entitled to any Prepayment Interest Excess but shall be entitled to recover unpaid Subservicing Fees to the extent the Master Servicer is permitted to do so under the PSA; provided, however, that in the event of a breach of Section 2.03(a)(viii) of this Agreement by the Subservicer resulting in an obligation on the part of the Master Servicer to pay a Prepayment Interest Shortfall, on or before 1:00 p.m. New York City time on the Subservicer Remittance Date following such breach, the Subservicer shall remit to the Master Servicer, pursuant to wiring instructions from the Master Servicer, the amount as of any Distribution Date equal to the aggregate amount of any Prepayment Interest Shortfall incurred in connection Principal Prepayments received in respect of the Mortgage Loans. If such Prepayment Interest Shortfall is not remitted to the Master Servicer by 1:00 p.m. New York City time on the Subservicer Remittance Date, then the Subservicer shall also remit to the Master Servicer the Prepayment Interest Shortfall and full interest on such Prepayment Interest Shortfall at the Advance Rate from and including such Subservicer Remittance Date but excluding the date that such Prepayment Interest Shortfall is received by the Master Servicer.

(b)               The Subservicer shall also be entitled to retain, with respect to each related Mortgage Loan, as additional subservicing compensation (the “Additional Subservicing Compensation”), the following: (i) to the extent the Master Servicer is entitled to retain such amounts under the PSA and any applicable Co-Lender Agreement and actually received such amounts, 50% of Master Servicer’s share of any assumption application fees to the extent the

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Subservicer processes the related assumption and 50% of Master Servicer's share of any defeasance fees; (ii) 100% of Master Servicer’s share of any charges for beneficiary statements to the extent such beneficiary statements were prepared by Subservicer and amounts collected for checks re-turned for insufficient funds actually paid by the borrower relating to the Subservicer Accounts; (iii) if Subservicer performs the related collection work, 50% of Master Servicer's share of any late payment charges, demand charges and default interest paid by the related borrowers, except as required to offset against (1) with respect to the related Mortgage Loan under PSA Section 3.14 interest on Advances or (2) certain additional Trust expenses; 50% of Master Servicer’s share of any Excess Modification Fees, assumption fees, waiver fees, consent and earnout fees, review fees and similar fees; and (iv) subject to PSA Section 3.07, any interest or other income earned on deposits in the related Subservicer Accounts; provided, however, that the Subservicer shall be required to promptly remit to the Master Servicer any amounts received from or on behalf of any Mortgagor which the Subservicer is not entitled to retain under this paragraph.

(c)                The Subservicer will be entitled to 50% of the Master Servicer’s share of any fees received by the master servicer with respect to any Major Decision and any Special Servicer Decision in connection with a Mortgage Loan if the Subservicer processes such action. In accordance with the PSA, the Special Servicer will process all (A) Major Decisions and (B) Special Servicer Decisions, unless the Master Servicer and the Special Servicer mutually agree that the Master Servicer will process such Major Decision or Special Servicer Decision. If the Master Servicer and the Special Servicer mutually agree that the Master Servicer will process such Major Decision or Special Servicer Decision, the Subservicer will be required to process such Major Decision or Special Servicer Decision.

(d)               Except as otherwise provided herein or in the PSA, the Subservicer shall pay all overhead and similar expenses incurred by it in connection with its servicing activities hereunder.

ARTICLE VI.

THE MASTER SERVICER AND THE SUBSERVICER

Section 6.01.          Subservicer Not to Assign; Merger or Consolidation of the Subservicer.

(a)                Except as otherwise provided in Section 6.01(b) hereof, or in Sections 2.02 or 3.02 hereof, the Subservicer shall not assign this Agreement for any reason or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof without the prior written consent of the Master Servicer and the Depositor (with respect to the Depositor, only to the extent the Depositor has consent rights pursuant to the terms of the PSA), and such consents shall not be unreasonably withheld conditioned, or delayed, and the prior written consent of the Depositor, whose consent shall not be unreasonably withheld, conditioned or delayed.

(b)                The Subservicer shall not resign from its obligations and duties hereunder without giving the Master Servicer sixty (60) days prior written notice thereof or such lesser notice as may be acceptable to the Master Servicer to enable the Master Servicer to assume all of the Subservicer’s rights, powers, duties and obligations under this Agreement; provided, however, that

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only fifteen (15) days prior written notice shall be required in connection with a resignation of the Subservicer as a result of the Master Servicer’s failure to consent to any matters set forth in this Section 6.01.

(c)                The Subservicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its servicing assets to any Person, in which case any Person into which the Subservicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Subservicer shall be a party, or any Person succeeding to the business of the Subservicer, shall be the successor of the Subservicer hereunder, provided that, in any such case, the Subservicer has obtained the prior written consent of the Master Servicer and such Person meets the requirements of the PSA, which consent shall not be unreasonably withheld, conditioned or delayed. Such successor shall be deemed to have assumed all of the liabilities of the Subservicer hereunder, and upon written demand by the Master Servicer, such successor shall be required to promptly execute and deliver to the Master Servicer an agreement which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Subservicer under this Agreement from and after the date of such agreement. Notwithstanding anything to the contrary, the Subservicer shall promptly notify the Master Servicer, the Certificate Administrator and the Trustee in the event the Subservicer becomes an Affiliate of the Trustee.

Section 6.02.           Liability and Indemnification of the Subservicer and the Master Servicer.

(a)                Neither the Subservicer nor any of the partners, directors, officers, shareholders, members, managers, employees or agents of the Subservicer (the “Subservicer Parties”) shall be under any liability to the Master Servicer for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement (including actions taken or not taken at the direction of the Master Servicer), or for errors in judgment; provided, however, that this provision shall not protect any Subservicer Parties against any losses resulting from any breach of its representations, warranties or covenants made herein, or against any liability which would otherwise be imposed on the Subservicer by reason of the Subservicer’s willful misconduct, bad faith, fraud or negligence (or by reason of any specific liability imposed under this Agreement for a breach of the Servicing Standard) in the performance of its duties hereunder or by reason of its negligent disregard of its obligations and duties hereunder. Each indemnified party hereunder shall give prompt written notice to the indemnitor of matters which may give rise to liability of such indemnitor hereunder; provided, however, that failure to give such notice shall not relieve the indemnitor of any liability except to the extent of actual prejudice.

(b)               The Subservicer Parties shall be indemnified and held harmless by the Master Servicer against any and all claims, losses, penalties, fines, forfeitures, judgments, and any other costs, liabilities, fees and expenses(including reasonable legal fees and expenses, which for the avoidance of doubt include reasonable legal fees and expenses related to the enforcement of this indemnity) incurred in connection with any actual or threatened legal or administrative action (whether in equity or at law) or claim relating to this Agreement (collectively, the “Losses”) incurred by the Subservicer by reason of (i) the Master Servicer’s willful misconduct, bad faith, fraud or negligence in the performance of duties hereunder or by reason of negligent disregard of obligations and duties hereunder by the Master Servicer; (ii) any breach by the Master Servicer of

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a representation or warranty made by it herein or (iii) that may be imposed on, incurred by or asserted against it in connection with, related to, or arising out of, this Agreement, the Mortgage Loans, the transactions contemplated by this Agreement, other than any Losses (A) that are specifically required to be borne by Subservicer without right of reimbursement pursuant to the terms hereof or (B) incurred by reason of a breach of any representation or warranty by Subservicer, or by reason of the willful misconduct, bad faith, fraud, or negligence of Subservicer in the performance of its respective obligations and duties hereunder or negligent disregard of its respective obligations and duties under this Agreement; provided, however, that the indemnification under clause (iii) above shall be strictly limited to any actual amount of indemnification received by the Master Servicer under the PSA as a result of pursuing the Trust on behalf of the Subservicer for such indemnification. The Master Servicer agrees to use reasonable efforts to pursue the Trust for any indemnification against any Losses incurred by the Subservicer under clause (iii) above.

(c)                The Master Servicer and any partners, directors, officers, shareholders, members, managers, employees or agents of the Master Servicer shall be indemnified and held harmless by the Subservicer against any loss, liability, or expense (including reasonable legal fees and expenses (including any such expenses incurred in enforcing this indemnity)) incurred in connection with any claim, loss, penalty, fine, foreclosure, judgment, liability or legal action relating to this Agreement by reason of (i) willful misconduct, bad faith, fraud or negligence by the Subservicer in the performance of its obligations and duties hereunder or by reason of negligent disregard of such obligations and duties; or (ii) any breach by the Subservicer of a representation or warranty made by it herein. The Master Servicer and any partners, directors, officers, shareholders, members, managers, employees or agents of the Master Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

(d)               The Subservicer shall indemnify and hold harmless the Master Servicer, each Certification Party, the Depositor, each Other Depositor and any employee, director, officer or Affiliate of the Master Servicer, the Depositor or any Other Depositor, and each other person, if any, who controls the Depositor or any Other Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses (including without limitation reasonable attorneys’ fees and expenses related to the enforcement of this indemnity and the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation) incurred by such indemnified party arising out of (i) a breach of the Subservicer’s obligation to provide any of the annual compliance statements or annual assessment of compliance with the Servicing Criteria or attestation reports pursuant to this Agreement and, if the Subservicer is a Servicing Function Participant, the PSA, (ii) the negligence, bad faith, fraud, or willful misconduct on the Subservicer’s part in the performance of such obligations under this Agreement, and if the Subservicer is a Servicing Function Participant, the PSA, (iii) any failure by Subservicer to comply with the obligations of a Servicing Function Participant, (iv) any failure by Subservicer to identify itself (or any sub-subservicer the Subservicer enters into a sub-subservicing agreement with pursuant to Section 2.02 hereof) as a Servicing Function Participant pursuant to the PSA, (v) any failure by Subservicer to

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identify a Servicing Function Participant pursuant to Section 10.02 of the PSA or (vi) any Deficient Exchange Act Deliverable.

In addition, the Subservicer shall cooperate (and require each Servicing Function Participant and Additional Servicer retained by it to cooperate under any applicable sub-subservicing agreement) with the Depositor (and each Other Depositor) and the Master Servicer as necessary for the Depositor (and such Other Depositor) and the Master Servicer to conduct any reasonable due diligence necessary to evaluate and assess any material instances of non-compliance disclosed in any of the deliverables required by the applicable Reporting Requirements.

In connection with comments provided to the Depositor or any Other Depositor from the Commission regarding information (x) delivered by the Subservicer, (y) regarding the Subservicer, and (z) prepared by the Subservicer or any registered public accounting firm, attorney or other agent retained by the Subservicer to prepare such information, which information is contained in a report filed by the Depositor or such Other Depositor, as applicable, under the Reporting Requirements and which comments are received subsequent to the Depositor’s or such Other Depositor’s, as applicable, filing of such report, upon receipt of such comments from the Depositor, the Master Servicer shall promptly provide to the Subservicer any such comments which relate to the Subservicer. Subservicer shall be responsible for timely preparing a written response to the Commission for inclusion in the Depositor’s or such Other Depositor’s, as applicable, or the Master Servicer’s, as applicable, response to the Commission, unless Subservicer elects, with the consent of the Master Servicer (which consent shall not be unreasonably denied, withheld or delayed), to directly communicate with the Commission and negotiate a response and/or resolution with the Commission; provided that if the Subservicer (or a sub-servicer retained by the Subservicer) is a Servicing Function Participant or an Additional Servicer, the Subservicer shall provide copies to the Master Servicer of all material communications pursuant to this paragraph. If such election is made, the Subservicer shall be responsible for directly negotiating such response and/or resolution with the Commission in a timely manner; provided, that (i) Subservicer shall use reasonable efforts to keep the Depositor or such Other Depositor, as applicable, and the Master Servicer informed of its progress with the Commission and copy the Depositor or such Other Depositor, as applicable, and the Master Servicer on all correspondence with the Commission and provide the Depositor or such Other Depositor, as applicable, and the Master Servicer with the opportunity to participate (at the Depositor’s, Other Depositor’s or Master Servicer’s, as applicable, expense) in any telephone conferences and meetings with the Commission and (ii) the Master Servicer shall cooperate with the Subservicer in order to authorize the Subservicer and its representatives to respond to and negotiate directly with the Commission with respect to any comments received from the Commission relating to Subservicer and to notify the Commission of such authorization. The Master Servicer and the Subservicer shall cooperate and coordinate with each other with respect to any requests made to the Commission for any extension of time for submitting a response or compliance. All reasonable out-of-pocket costs and expenses incurred by the Depositor or such Other Depositor, as applicable, and the Master Servicer (including reasonable legal fees and expenses of outside counsel to the Depositor or such Other Depositor, as applicable, and the Master Servicer) in connection with the foregoing (other than those costs and expenses required to be at the Depositor’s or such Other Depositor’s, as applicable, or the Master Servicer’s expense as set forth above) and any amendments to any reports filed with

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the Commission therewith shall be promptly paid by the Subservicer upon receipt of an itemized invoice from the Depositor or such Other Depositor, as applicable, and/or the Master Servicer, as applicable. The Subservicer shall use commercially reasonable efforts to cause any Servicing Function Participant or Additional Servicer retained by it to comply with the foregoing by inclusion of similar provisions in the related sub-servicing or similar agreement. Upon resolution with the Commission, and subject to the reimbursement of any applicable expenses under Section 11.12 of the PSA, Subservicer shall promptly provide to each Other Depositor and the Master Servicer the appropriate revised reports, updated or revised information contained in any report filed by the Other Depositor under the Reporting Requirements, or any updated or revised material communications in connection with the response and/or resolution with the Commission or its staff, if and to the extent such reports, information and/or communications relate to information that was previously provided to the Other Depositor and would reasonably be expected to be contained in a report filed by the Other Depositor under the Reporting Requirements of an Other Pooling and Servicing Agreement.

If the indemnification provided for in, or contemplated by, this Section 6.02(d) is unavailable or insufficient to hold harmless the Master Servicer, the Special Servicer, the Trustee, the Custodian, the Operating Advisor, any Certification Party, the Depositor, any Other Depositor or any employee, director, officer or Affiliate of any of the foregoing, and each other person, if any, who controls the Depositor or any Other Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, then the Subservicer shall contribute to the amount paid or payable to the indemnified party as a result of the losses, claims, damages or liabilities of the indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the Subservicer on the other in connection with a breach of the Subservicer’s obligations pursuant to Article X of the PSA, this Agreement or the Subservicer’s negligence, bad faith, fraud, or willful misconduct in connection therewith. The Subservicer shall cause any sub-subservicer with which it enters into a servicing relationship with respect to the Mortgage Loans to agree to the foregoing indemnification and contribution obligations.

(e)                The indemnification, exculpation, and other protections and provisions in this Section 6.02 shall survive the termination of this Agreement or the resignation of the Master Servicer or the Subservicer.

Section 6.03.           Representations and Warranties.

The Subservicer hereby represents, warrants and covenants to the Master Servicer that as of the date hereof:

(i)                                   The Subservicer is duly organized, validly existing and in good standing under the laws of the state of its organization, and is in compliance with the laws of each jurisdiction in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement;

(ii)                                The execution and delivery of this Agreement by the Subservicer and its performance and compliance with the terms of this Agreement will not (A) violate

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the Subservicer’s organizational documents or (B) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which the Subservicer is a party or which is applicable to it or any of its assets, or (C) violate any law, rule, regulation, order, judgment or decree to which the Subservicer or its property is subject, which, in the case of either (B) or (C) is likely to materially and adversely affect either the ability of the Subservicer to perform its obligations under this Agreement or its financial condition;

(iii)                             The Subservicer has the full power and authority to enter into and consummate all transactions to be performed by the Subservicer contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

(iv)                            This Agreement, assuming due authorization, execution and delivery by the Subservicer and, assuming due authorization, execution and delivery by the Master Servicer, constitutes a legal, valid and binding obligation of the Subservicer, enforceable against the Subservicer in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)                               The Subservicer is not in default with respect to any law, any order or decree of any court, or any order, regulation or demand of any federal, state, municipal or governmental agency, which default, in the Subservicer’s reasonable judgment is likely to materially and adversely affect the financial condition or operations of the Subservicer or its properties taken as a whole or its ability to perform its duties and obligations hereunder;

(vi)                            No litigation is pending or, to the best of the Subservicer’s knowledge, threatened against the Subservicer which would prohibit the Subservicer from entering into this Agreement, or, in the Subservicer’s good faith and reasonable judgment is likely to materially and adversely affect either the ability of the Subservicer to perform its obligations under this Agreement or the financial condition of the Subservicer;

(vii)                         No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Subservicer of, or compliance by the Subservicer with, this Agreement or the consummation of the transactions of the Subservicer contemplated by this Agreement, except for any consent, approval, authorization or order which has been obtained (including without limitation the license held by Sabal Capital Servicing Corporation, a wholly owned Subsidiary of Subservicer, with respect to mortgage loans secured by a real property located in California), or which, if not obtained

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would not have a materially adverse effect on the ability of the Subservicer to perform its obligations hereunder;

(viii)                      Each officer and employee of the Subservicer that has responsibilities concerning the servicing and administration of Mortgage Loans is covered by errors and omissions insurance and the fidelity bond in the amounts and with the coverage required by the PSA or this Agreement, or the Subservicer self-insures for such risks in compliance with the requirements of Section 3.08(d) of this Agreement; and

(ix)                              The Subservicer is not the Third Party Purchaser, the Operating Advisor, the Asset Representations Reviewer or any of their respective Risk Retention Affiliates.

(x)                                  Reserved.

The foregoing representations and warranties shall survive the execution and delivery of this Agreement. Upon discovery by either the Master Servicer or the Subservicer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other party.

ARTICLE VII.

SUBSERVICER TERMINATION EVENTS; TERMINATION

Section 7.01.          Subservicer Termination Event.

(a)                “Subservicer Termination Event”, wherever used herein with respect to any Subservicer, means any one of the following events:

(i)                                   any failure by the Subservicer to remit to the Subservicer Accounts, or to remit to the Master Servicer, any amount required to be so remitted by the Subservicer pursuant to and in accordance with this Agreement; or

(ii)                                any failure on the part of the Subservicer duly to observe or perform in any material respect any other of the covenants, obligations, or agreements or to cure the breach of any representations or warranties on the part of the Subservicer contained in this Agreement in all material respects, which, in either event, continues unremedied for a period of twenty (20) days (or (A) three (3) days with respect to Subservicer’s obligations, as applicable, contemplated by Article X of the PSA, or (B) ten (10) days in the case of a failure to pay the premium for any property insurance policy required to be maintained hereunder after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Subservicer by the Master Servicer, provided, however, if such failure with a 20-day cure period is capable of being cured and the Subservicer is diligently pursuing such cure, such twenty (20) day period shall be extended for an

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additional twenty (20) days (provided however that such extended period will not apply to the obligations regarding Exchange Act reporting); or

(iii)                             any breach on the part of the Subservicer of any representation or warranty contained in Section 6.03 hereof, which materially and adversely affects the interests of any Class of Certificateholders, any Uncertificated Interest Owner or Serviced Companion Loan Holders and which continues unremedied for a period of twenty (20) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Subservicer by the Master Servicer, provided, however, if such breach is capable of being cured and the Subservicer is diligently pursuing such cure, such twenty (20) day period shall be extended for an additional thirty (30) days; or

(iv)                            a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Subservicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of fifty (50) days; or

(v)                               the Subservicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Subservicer, or of or relating to all or substantially all of its property; or

(vi)                            the Subservicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or take any corporate action in furtherance of the foregoing; or

(vii)                         any Rating Agency (or, in the case of any Serviced Companion Loan Securities, any Companion Loan Rating Agency) has (A) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates or one or more classes of Serviced Companion Loan Securities, or (B) placed one or more Classes of Certificates or one or more classes of Serviced Companion Loan Securities, on “watch status” in contemplation of a ratings downgrade or withdrawal and, in the case of either of clause (A) or (B), publicly citing servicing concerns with the Master Servicer (because of the actions of the Subservicer) or the Subservicer as the sole or material factor in such rating action; or

(viii)                      the Subservicer is no longer rated at least "CPS3" as a primary servicer by Fitch and such rating is not reinstated within sixty (60) days of the delisting; or

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(ix)                              a Servicer Termination Event (as defined in the PSA) by the Master Servicer under PSA Section 7.01 which Servicer Termination Event occurred as a result of the direct failure of the Subservicer to perform any obligation required hereunder; or

(x)                                 the failure of the Subservicer to comply with any of the requirements under Sections 3.05, 3.06, 3.07, 3.08 and 3.09 of this Agreement applicable to such Subservicer, including the failure to deliver any reports or certificates at the time such reports or certificates are required under Sections 3.05, 3.06, 3.07 and 3.08, which such failure continues for five (5) days after the Subservicer’s receipt of written notice thereof; or

(xi)                              any failure of Subservicer to deliver (A) any Exchange Act reporting items required to be delivered to the Master Servicer, the Special Servicer, the Certificate Administrator, any related Other Depositor or related Other Exchange Act Reporting party, or the Depositor pursuant to Article X of the PSA or under this Agreement or to the master servicer or other applicable party under any other pooling and servicing agreement that the Depositor is a party to by the time required under this Agreement or at least three (3) Business Days prior to the date for the related item specified in the PSA, or (B) to perform in any material respect any of its covenants or obligations contained in this Agreement regarding creating, obtaining or delivering any Exchange Act reporting items or similar items required for the Master Servicer to perform its obligations under Article X of the PSA or under the Exchange Act reporting items required under any other pooling and servicing agreement that the Depositor is a party to; or

(xii)                            subject to Section 10.17 of the PSA, any failure by Subservicer to comply with any of the requirements under Article X of the PSA applicable to the Subservicer, including the failure to deliver any reports, certificates or disclosure information under the Exchange Act or under the rules and regulations promulgated under the Exchange Act, at the time such report, certification or information is required under Article X of the PSA; or

(xiii)                         subject to Section 3.01 of the PSA, the failure of Subservicer to comply with creating, obtaining or delivering any Exchange Act reporting items required for any party to the PSA to perform its obligations under Article X or under the Exchange Act reporting requirements of any other pooling and servicing agreement that the Depositor is a party to; or

(xiv)                       the Subservicer is removed from S&P’s Select Servicer List as a U.S. Commercial Mortgage Subservicer and is not restored to such status on such list within sixty (60) days;

then, and in each and every case, so long as a Subservicer Termination Event shall not have been remedied, the Master Servicer (or, with respect to Section 7.01(a)(xii) or (xiii) only, the Depositor pursuant to Section 10.17(i) of the PSA) may, by notice in writing to the Subservicer, in addition

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to whatever rights the Master Servicer may have at law or in equity, including injunctive relief and specific performance, immediately terminate all of the rights and obligations of the Subservicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, subject to Section 7.02 hereof, without the Master Servicer (or Depositor) incurring any penalty or fee of any kind whatsoever in connection therewith. Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Subservicer Termination Event. On or after the receipt by the Subservicer of such written notice of termination from the Master Servicer, all authority and power of the Subservicer in this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer, and the Subservicer agrees to cooperate with the Master Servicer in effecting the termination of the Subservicer’s responsibilities and rights hereunder, including, without limitation, the remittance of funds and the transfers of the Subservicing Files as set forth in Section 7.02 hereof. Notwithstanding the foregoing, upon any termination of the Subservicer, the Subservicer will be entitled to receive all accrued and unpaid Subservicing Fees and Additional Subservicing Compensation through the date of termination.

(b)               Upon discovery by the Subservicer of any Subservicer Termination Event (but regardless of whether any notice has been given as provided in this Agreement or any cure period provided herein has expired), the Subservicer shall give prompt written notice thereof to the Master Servicer.

(c)                The Master Servicer may waive in writing any default by the Subservicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Subservicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

(d)               The Subservicer shall not be or become a Risk Retention Affiliated with or a Risk Retention Affiliate of any Third Party Purchaser. If the Subservicer is or becomes the Third Party Purchaser or Risk Retention Affiliated with or a Risk Retention Affiliate of any Third Party Purchaser, the Subservicer shall promptly notify the Master Servicer and the Subservicer shall be terminated as Subservicer under this Agreement pursuant to Section 7.02(a)(ii) below.

Section 7.02.           Termination of Agreement.

(a)                This Agreement shall be terminated with respect to any Subservicer:

(i)                                   pursuant to Section 3.01 of the PSA and Section 7.01 hereof, if the Master Servicer elects to terminate the Subservicer following a Subservicer Termination Event (except as provided in clause (iii) below);

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(ii)                                promptly following the Subservicer being or becoming the Risk Retention Affiliated with or a Risk Retention Affiliate of any Third Party Purchaser;

(iii)                             immediately by the Master Servicer (or at the Depositor’s request to the extent the Depositor has a right to request termination under the PSA) pursuant to Section 7.01(a)(x) or (xii) hereof and PSA Section 3.01(c)(ix) and PSA Section 10.17(i);

(iv)                            upon resignation by the Subservicer as provided in Section 6.01 hereof; or

(v)                               with respect to any Mortgage Loan, in the event such Mortgage Loan (A) becomes a Specially Serviced Loan or (B) is substituted, defeased, purchased or repurchased pursuant to PSA Sections 2.03 and 3.09, 3.10 or 9.01;

(vi)                            if the Master Servicer's responsibilities and duties as Master Servicer under the PSA have been assumed by the Trustee or its designee, and the Trustee or its designee exercises it right to terminate the Subservicer pursuant to PSA Section 3.01. For the avoidance of doubt, this Agreement shall constitute a "Sub-Servicing Agreement" as defined under the PSA and Subservicer shall be deemed an "Mortgage Loan Seller Sub-Servicer" as defined under the PSA; or

(vii)                         immediately upon receipt of notice by a successor servicer or the purchaser of a Mortgage Loan, which is being serviced by the Subservicer, under PSA Section 3.01.

(b)               Pursuant to Section 3.01 of the PSA, if the Trustee or any successor Master Servicer assumes the obligations of the Master Servicer in accordance with Section 7.02 of the PSA, the Trustee or such successor, as applicable, to the extent necessary to permit the Trustee or such successor, as applicable, to carry out the provisions of Section 7.02,shall succeed to all of the rights and obligations of the Master Servicer under this Agreement, pursuant to Section 3.01(c) of the PSA, and (i) the Subservicer’s rights and obligations under this Agreement shall expressly survive a termination of the Master Servicer’s servicing rights under the PSA; provided that this Agreement has not been terminated in accordance with the provisions hereunder; (ii) any successor master servicer, including, without limitation, the Trustee or its designee (if it assumes the servicing obligations of the Master Servicer) shall be deemed to automatically assume and agree to this Agreement without cost or obligation to the assuming party or the Trust Fund and without further action upon becoming the successor master servicer and (iii) the PSA may not be modified in any manner which would increase the obligations or limit the rights of the Subservicer hereunder and/or under the PSA, without the prior written consent of the Subservicer (which consent shall not be unreasonably withheld). For the avoidance of doubt, if this Agreement is assigned to or assumed by any other entity performing subservicing duties, this Agreement may be terminated by the Trustee, its designee or successor master servicer with or without cause in accordance with PSA Section 3.01.

(c)                Termination pursuant to this Section or as otherwise provided herein shall be without prejudice to any rights of the Master Servicer or the Subservicer which may have accrued

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through the date of termination hereunder, including rights to be paid and reimbursed any outstanding Subservicing Fees and other compensation. In connection with any such termination, the terminated Subservicer shall (i) remit all funds in the related Subservicer Accounts to the Master Servicer or such other Person designated by the Master Servicer, net of accrued Subservicing Fees and Additional Subservicing Compensation through the termination date which are due and payable to the Subservicer, (ii) deliver all related Subservicing Files to the Master Servicer or to Persons designated by the Master Servicer, and (iii) fully cooperate with the Master Servicer to effectuate an orderly transition of the servicing of the related Mortgage Loans. All rights of the terminated Subservicer relating to the following after such termination shall continue in full force and effect until payment or other satisfaction in accordance with this Agreement or termination of the Trust: (y) indemnification pursuant to Section 6.02 hereof; and (z) the payment of its Subservicing Fees and Additional Subservicing Compensation which in any such case accrued under the terms of this Agreement on or before the date of such termination shall continue in full force and effect until payment or other satisfaction in accordance with this Agreement.

ARTICLE VIII.

MISCELLANEOUS PROVISIONS

Section 8.01.           Rating Agency Communications.

(a)                Except as required by the PSA or by law, the Subservicer shall not provide any information directly to, or communicate with, either orally or in writing, any Rating Agency or any NRSRO regarding the Certificates or the Mortgage Loans relevant to such Rating Agency’s or NRSRO’s surveillance of the Certificates or Mortgage Loans, including, but not limited to, providing responses to inquiries from a Rating Agency or NRSRO regarding the Certificates or the Mortgage Loans relevant to such Rating Agency’s or NRSRO’s surveillance of the Certificates and requests for Rating Agency Confirmation. All such information will be provided by, and all such communications, responses and requests will be made by, the Master Servicer in accordance with the procedures required by the PSA. To the extent that the Master Servicer is required to provide any information to, or communicate with, any Rating Agency or NRSRO in accordance with its obligations under the PSA and such information or communication is regarding the Mortgage Loans or the subservicing by the Subservicer under this Agreement, the Subservicer shall provide the information to the Master Servicer necessary for the Master Servicer to fulfill such obligations. None of the foregoing restrictions in this Agreement shall prohibit or restrict oral or written communications, or providing information, between the Subservicer, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Subservicer, (ii) such Rating Agency’s or NRSRO’s approval of the Subservicer as a commercial mortgage master, special or primary servicer or (iii) such Rating Agency’s or NRSRO’s evaluation of the Subservicer’s servicing operations in general; provided, that the Subservicer shall not provide any information relating to the Certificates or the Mortgage Loans to any Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless (x) borrower, property or deal specific identifiers are redacted; (y) the Subservicer has in fact previously provided such information to the Rule 17g-5 Information Provider and does not provide such information to such Rating Agency until the earlier of (A) receipt of notification from the Rule 17g-5 Information

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Provider that such information has been posted to the Rule 17g-5 Information Provider’s Website and (ii) after 12:00 p.m. on the first Business Day following the date it has provided such information to the Rule 17g-5 Information Provider; or (z) the Rating Agency has confirmed in writing to the Subservicer that it does not intend to use such information in undertaking credit rating surveillance for any Class of Certificates (and the Subservicer shall, upon written request, certify to the Depositor and the Master Servicer that it received the confirmation described in this clause (z)) or provide the Depositor and the Master Servicer with a copy of such confirmation from the applicable Rating Agency).

(b)               The Subservicer hereby expressly agrees to indemnify and hold harmless the Master Servicer and its respective officers, directors, shareholders, members, managers, employees, agents, Affiliates and controlling persons, and the Trust Fund (each, an “Indemnified Party”), from and against any and all losses, liabilities, damages, claims, judgments, costs, fees, penalties, fines, forfeitures or other expenses (including reasonable legal fees and expenses), joint or several, to which any such Indemnified Party may become subject, under the Securities Act, the Exchange Act or otherwise, pursuant to a third-party claim, insofar as such losses, liabilities, damages, claims, judgments, costs, fees, penalties, fines, forfeitures or other expenses (including reasonable legal fees and expenses, which for the avoidance of doubt include reasonable attorneys’ fees and expenses related to the enforcement of this indemnity) arise out of or are based upon the Subservicer’s breach of this Section 8.01 (including, without limitation, a determination by a Rating Agency that it cannot reasonably rely on representations made by the Depositor or any Affiliate thereof pursuant to Exchange Act Rule 17g-5(a)(3), but solely to the extent such determination is caused by a breach of this Section 8.01 by the Subservicer), and will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, as such expenses are incurred.

Section 8.02.           Amendment.

This Agreement contains the entire agreement between the parties relating to the subject matter hereof, and may be amended from time to time by the Master Servicer and the Subservicer only by written agreement executed by the party or parties against whom the enforcement of such amendment is sought. Master Servicer shall not consent to any modification to the PSA in any manner which would increase the obligations or limit the rights of the Subservicer under the PSA or under this Agreement without the prior consent of the Subservicer (which consent shall not be unreasonably withheld).

Section 8.03.            Governing Law; Waiver of Jury Trial; Submission to Jurisdiction.

(a)                THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND

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THAT THE PROVISIONS OF SECTION 5-1401 AND 5 1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

(b)               THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(c)                EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

Section 8.04.           Notices.

All demands, notices and communications hereunder shall be in writing and addressed in each case as follows:

(a)                if to the Subservicer, as set forth on each signature page included herewith; and

(b)                if to the Master Servicer:

by U.S. Mail at:

Midland Loan Services, a Division of PNC Bank, National Association

P.O. Box 25965

Shawnee Mission, KS 66225-5965

Attention: Executive Vice President - Division Head

Facsimile No.: 1-888-706-3565

Email: NoticeAdmin@midlandls.com and
MLSSubservicergroup@midlandls.com

or by delivery to:

Midland Loan Services, a Division of PNC Bank, National Association

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10851 Mastin, Suite 300

Overland Park, KS 66210

Attention: Executive Vice President - Division Head

with a copy to:

Stinson LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attn: Kenda K. Tomes

Facsimile No.: (816) 412-9338

Any of the above-referenced Persons may change its address for notices hereunder by giving notice of such change to the other Persons. All notices and demands shall be deemed to have been given at the time of the delivery at the address of such Person for notices hereunder if personally delivered, mailed by certified or registered U.S. mail, postage prepaid, return receipt requested, or sent by overnight courier or telecopy. Any notice required to be delivered under this Agreement may be provided electronically (including by electronic mail); provided, however, any notice provided by electronic mail shall not be considered delivered until receipt of such electronic mail is confirmed by the Subservicer or Master Servicer, as applicable, in writing; provided, further that any automated electronic mail response shall not fulfill the confirmation requirement of this sentence.

(c)                To the extent that any demand, notice or communication hereunder is given to any Subservicer by a Responsible Officer of the Master Servicer, such Responsible Officer shall be deemed to have the requisite power and authority to bind the Master Servicer with respect to such communication, and any Subservicer may conclusively rely upon and shall be protected in acting or refraining from acting upon any such communication. To the extent that any demand, notice or communication hereunder is given to the Master Servicer by a Responsible Officer of any Subservicer, such Responsible Officer shall be deemed to have the requisite power and authority to bind the Subservicer with respect to such communication, and the Master Servicer may conclusively rely upon and shall be protected in acting or refraining from acting upon any such communication.

Section 8.05.           Consistency with PSA and Any Applicable Co-Lender Agreement; Severability of Provisions.

This Agreement shall be subject to the provisions of the PSA and any applicable Co-Lender Agreement, which provisions shall be paramount and controlling and shall supersede the provisions of this Agreement to the extent of any conflicts or inconsistencies. If one or more of the provisions of this Agreement shall be for any reason whatever held invalid or unenforceable or shall be determined to be inconsistent with the PSA or any applicable Co-Lender Agreement, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions or the rights of any parties hereto. To the

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extent permitted by law, the parties hereto hereby waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

Section 8.06.           Inspection and Audit Rights.

The Subservicer agrees that, on reasonable prior notice, it will permit any representative of the Master Servicer, during the Subservicer’s normal business hours, reasonable access at its principal servicing offices to examine all books of account, records, reports and other documents of the Subservicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by accountants selected by the Master Servicer, and to discuss matters relating to the Mortgage Loans with the Subservicer’s officers and employees.

Section 8.07.           Protection of Confidential Information.

The Subservicer shall keep confidential and shall not divulge to any party, without the Master Servicer’s prior written consent, any information pertaining to the Mortgage Loans, the Mortgaged Properties or the Mortgagors except to the extent that the Subservicer provides prior written notice to the Master Servicer and (a) it is appropriate for the Subservicer to do so (i) in working with legal counsel, auditors, other advisors, taxing authorities or other governmental agencies, (ii) in accordance with Accepted Subservicing Practices or (iii) when required by any law, regulation, ordinance, court order or subpoena or (b) the Subservicer is disseminating general statistical information relating to the mortgage loans being serviced by the Subservicer (including the Mortgage Loans) so long as the Subservicer does not identify the owner of the Mortgage Loans or the Mortgagors.

Section 8.08.           Binding Effect; No Partnership; Counterparts.

Subject to Section 6.01 hereof, with respect to the Subservicer, the provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Subservicer shall be rendered as an independent contractor for the Master Servicer. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Agreement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic

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Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

Section 8.09.           Third Party Beneficiaries.

The Trustee for the benefit of the Certificateholders, the Uncertificated Interest Owners and the related Companion Loan Holder (if applicable) and the Trust (as holder of the Lower Tier Regular Interests) is a third party beneficiary under this Agreement; provided, however, none of the Trust, the Trustee (except to the extent the Trustee or its designee assumes the obligations of the Master Servicer hereunder in accordance with PSA Sections 3.01 and 7.02), shall have any duties under this Agreement or any liabilities arising from this Agreement.  Further, except to the extent such persons is the Subservicer, none of the Operating Advisor, the Asset Representations Reviewer, the Certificate Administrator, the Special Servicer, any successor or special servicer or any Certificateholder (or the related Companion Loan Holder, if applicable) shall have any duties under this Agreement or any liabilities arising herefrom.

Section 8.10.           Article and Section Headings.

The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning thereof.

Section 8.11.           Non-Solicitation.

Without the prior written consent of the Subservicer (or as discussed below), the Master Servicing Group (as defined below) shall not disclose to any Person employed by the Master Servicer or an Affiliate thereof that is part of a business unit that originates or refinances mortgage loans any information that the Master Servicing Group has received or obtained or generated or is otherwise in its possession as a result of its acting as Master Servicer under the PSA (collectively, “MS Lending Group”). In addition, without the prior written consent of the Subservicer (or as discussed below), the MS Lending Group shall not take any direct action, nor will it direct a third party to take any action, to refinance or solicit the refinancing of any Mortgage Loan except in performance of its duties as Master Servicer or the Special Servicer under the PSA. For purposes of this Section 8.11, the “Master Servicing Group” shall mean the business unit of the Master Servicer that is in the business of master servicing and/or primary servicing commercial mortgage loans that are in securitizations. Notwithstanding the foregoing, the following shall not constitute violations of this Section 8.11: (i) dissemination of information or reports as contemplated by the PSA, (ii) promotions undertaken by the Master Servicer or any member of the Master Servicer Group or MS Lending Group which are directed to commercial mortgage loan borrowers, originators and mortgage brokers generally, which promotions, in each case, are based upon information that has been acquired from a source other than the Master Servicing in connection with its duties as Master Servicer under the PSA, including, without limitation, commercially acquired mailing lists or information generally available in the public domain, (iii) actions taken in connection with serving the refinancing needs of a Mortgagor who, without such solicitation by the MS Lending Group as described in the second preceding sentence, contacts the MS Lending Group in connection with the refinance of such Mortgage

32

Loan, or (iv) actions taken or communications made by the Master Servicing Group in connection with the servicing of Mortgage Loans or the sale or refinance of a Specially Serviced Loan or REO Property.

[SIGNATURE PAGES TO FOLLOW]

33

IN WITNESS WHEREOF, the Master Servicer and the Subservicer have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

MIDLAND LOAN SERVICES, A DIVISION OF PNC
BANK, NATIONAL ASSOCIATION

By:	/s/ David A. Eckels

Name:	David A. Eckels

Title:	Senior Vice President

(“Master Servicer”)

[SIGNATURE PAGE AND MORTGAGE LOAN

SCHEDULES FOR THE SUBSERVICER TO FOLLOW]

Sabal-Midland Subservicing Agreement – Midland Signature Page BMO 2022-C3

SCP SERVICING, LLC

By:	/s/ Vartan Derbedrossian
Name: Vartan Derbedrossian
Title: Chief Servicing Officer

(“Subservicer”)

Notices:

SCP Servicing, LLC
465 North Halstead Street, Suite 105
Pasadena, California 91107
Attention: Vartan Derbdrossian, Chief Servicing
Officer
Email: vartan.derbedrossian@sabal.com
Fax: (888) 611-9030

Sabal-Midland Subservicing Agreement – BMO 2022-C3 Signature Page

Mortgage Loan Schedule

[to be updated]

Mortgage Loans contributed to the Trust:

Loan Name	Mortgage Loan Seller	Principal Balance	Subservicing Fee Rate (basis points)
Hayes Mechanical Industrial Portfolio	Sabal Capital II, LLC	$9,030,000.00	8.00
Fontainbleau Park Office Plaza	Sabal Capital II, LLC	$7,900,000.00	8.00
Sunset Apartment Portfolio	Sabal Capital II, LLC	$6,350,000.00	8.00
Super Mini Storage	Sabal Capital II, LLC	$5,500,000.00	8.00
Crowley Village	Sabal Capital II, LLC	$5,185,000.00	8.00
Block Multifamily Portfolio	Sabal Capital II, LLC	$5,115,000.00	8.00
Denton Multifamily	Sabal Capital II, LLC	$4,790,000.00	8.00
Scotland Court Industrial	Sabal Capital II, LLC	$4,100,000.00	8.00

Related Companion Loans:

Non-Lead Companion Loan	Holder
N/A

EXHIBIT “A”

(Day One Report)

(see attached)

A-1

Subservicer Name:
Deal Name:
Reporting Period:	DAY ONE REPORT

Midland Loan #	Sub Loan #	Beg. Scheduled Prin Bal	Actual Paid To Date	Scheduled Principal Balance	Prepayment Penalty	Prepayment Date	Scheduled Interest Payment	Scheduled Principal Payment	Scheduled P& I	Servicing Fee Rate	Servicing Fee	Net Remittance

TOTALS:

A-2

EXHIBIT “B”

(Inspection Reports)

(see attached)

B-1

MBA Standard Inspection Form
Version: 3.03

Tools

Company Logo

General Purpose Tools

Run Excel’s spell checker on all Inspection Report tabs

Print the Inspection Report tabs or save all as a single PDF

Extract Photos and save to computer

Inspection Report Tabs and Scope presets

Basic Inspection	Fannie Mae Inspection
Repairs Verification	Freddie Mac Inspection

Select Report Tabs to be shown based on the scope of the inspection

General Info	Mgmt Interview	Senior Housing Supplement
Physical Condition & DM	Multifamily	Hospitals
Photos	Fannie Mae Assmt Addendum	Rating Scale Tabs
Rent Roll	FRE Assmt Addendum	MBA Ratings
	Repairs Verification	Fannie Mae Ratings

MBA Rating Scale Definitions

1

● New or like new condition

● All major building components are new or like new

● All vacant units/space are rent ready & reflect the highest current market standards

● No Deferred Maintenance items (only Routine Maintenance)

● No Life Safety or code violations exist

● Positive impact to marketability

● Deferred Maintenance and Life Safety – No actions are required

2

● Above average condition for the property’s age and market, minimal wear and tear

● All major building components in functional condition

● All vacant units/space are rent ready or in the process of being made rent ready

● No Deferred Maintenance items (only Routine Maintenance)

● No Life Safety or code violations exist

● No impact to marketability

● Deferred Maintenance and Life Safety – No actions are required

3

● Normal condition for the property’s age and market, general wear and tear.

● All major building components in functional condition

● Most vacant units or space are rent ready or in the process of being made rent ready

● No/minor Life Safety or code violations exist

● No impact to marketability

● Deferred Maintenance and Life Safety - Appropriate actions are planned or in progress

4

● Deteriorating condition for the property’s age and market

● A building component is not in fully functional condition

● Few rent-ready units or space

● Limited major Deferred Maintenance and/or numerous minor Deferred Maintenance items

● Some Life Safety or code violations exist

● Negative impact to marketability

● Deferred Maintenance and Life Safety - Actions are not addressed as quickly as required and/or further action is necessary, additional monitoring may be appropriate

5

● Inferior conditions

● Multiple building components non-functional

● Vacant units or space are in poor to down condition

● Severe Deferred Maintenance items

● Multiple Life Safety or code violations exist

● Negative impact to marketability

● Deferred Maintenance and Life Safety – No Action taken and/or further action is necessary – additional monitoring is appropriate

Not Applicable	No components exist (therefore, no rating is possible)
Not Accessible

● No component was visible due to inability to view the condition based on access, Life Safety, weather conditions or other blockages.

● Deferred Maintenance items can not be determined based on lack of access. Further action or review may be required.

Refer to the MBA Reference Guide for Commercial and Multifamily Property Inspection Reports for more information.

Copyright 2008-2018 Mortgage Bankers Association, Washington, DC

Fannie Mae Rating Scale Definitions

1

No concerns observed. No further action required.

● Excellent condition; typically newer property or property with recent major rehab/significant investment

● No observed or reported Deferred Maintenance issues

● No Life Safety issues observed

● Superior RM practices that are extending the RUL of systems and components

● Capital needs are addressed; major components and systems are like new, in excellent condition and high probability they will significantly exceed the loan term

2

Some minor issues noted. Limited follow-up required.

● Very Good/Good condition with isolated and relatively minor issues that are unlikely to negatively impact operations and can be addressed in-house

● No/minor Life Safety issues observed

● Isolated or minor Deferred Maintenance can be addressed in-house and/or at limited expense

● Proactive RM practices ensuring good overall system performance and functionality

● Majority of capital needs are being addressed, property performance does not appear to be impacted; components and systems in good condition and very likely will exceed the loan term

3

Overall declining condition or isolated deterioration. Documented follow-up required.

● Average to Fair condition; requiring investment

● Some Life Safety issues observed requiring immediate attention; but no capital expenditure

● Deferred Maintenance of heightened concern; likely not addressed in house

● Some reactive RM practices impacting a limited number of components requiring attention

● Critical capital needs are being addressed as needed, but additional capital required to maintain asset quality and system functionality; RUL of major systems/components may not meet or exceed the loan term

4

Substantial issues noted. Documented follow-up with possible action plan required.

● Deteriorated overall conditions, substandard materials and practices, or major issues have not been addressed since prior inspection; requiring significant investment

● Life Safety issues observed that require immediate attention and possible capital expenditure

● Substantial Deferred Maintenance affecting major/several property areas/systems, requiring significant investment

● Reactive RM practices that do not address concerns in a timely manner

● Some critical capital needs are not being addressed, and property performance may be negatively impacted; very likely that the RUL of major systems/components will not meet or exceed the loan term

5

Severe Deferred Maintenance observed. Follow-up and substantial action plan required.

● Unacceptable overall conditions. Widespread neglect or casualty event; condition materially impacts marketability. Functionality of systems and components is compromised.

● Significant Life Safety issues requiring capital expenditure

● Excessive Deferred Maintenance affecting multiple areas/property systems, requiring significant investment; impacting collateral value

● Inadequate RM practices that do not ensure reasonable functionality of the property systems and components and may impact collateral value

● Major and pervasive issues with major components and systems; critical capital needs are not being addressed, property performance is being impacted and RUL of major systems/components has been exceeded

Not Applicable	No components exist (therefore, no rating is possible)
Not Accessible

● No component was visible due to inability to view the condition based on access, life safety, weather conditions or other blockages.

● Deferred Maintenance items can not be determined based on lack of access. Further action or review may be required.

Refer to the MBA Reference Guide for Commercial and Multifamily Property Inspection Reports for more information.

Copyright 2008-2018 Mortgage Bankers Association, Washington, DC

General Info

MBA Standard Inspection Form

General Information

Subject Property
Property Name		Overall Property Rating	Rating Scale	MBA
Property Address
Street Address 2		Inspection Date / Time	/
Property City		Primary Property Type
State/Zip/Country	/	Secondary Type

Servicer and Loan Information
Servicer Name		Owner of Loan
Loan Number		Investor Number
Property ID		Investor Loan Number
Servicer Inspection ID		Addt’l ID #1 (editable)
Original Loan Amount		Addt’l ID #2 (editable)
Loan Balance (UPB)
Loan Balance Date		Asset Manager Name	/
Asset Manager Phone
Report Reviewed By	/	Asset Manager Email

Inspection Scheduling Contact Information		Inspector Information
Contact Company		Inspection Company
Contact Name	/	Inspector’s Name	/
Contact Phone		Inspection Co. Phone
Contact Email		Inspector’s ID

Management Company Information / On-Site Contact
Company Name		Phone Number
On-Site Contact	/	Mgmt Interview
Role or Title		Length of time at property
Mgmt Affiliation		Mgmt company change since last inspection

Servicer and Inspector Comments

Lender’s or Servicer’s General Comments or Instructions to Inspector for Subject Property:

Property Inspector’s General Comments or Suggestions to Lender or Servicer on the Subject Property:

Property Profile and Occupancy
Number of Buildings	Annual Occupancy
Number of Floors	Annual Turn Over
Number of Elevators	Rent Roll Obtained
Number of Parking Spaces	Rent Roll Date

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	4

General Info

Year Built	Is Property Affordable Housing?
Year Renovated		Percentages

Unit of Measurement Used	Total Percent Occupied
Number of Units/Rooms/Beds	Total Inspected

Occupied Space	Occupied Units Inspected
Vacant Space	Vacant Units Inspected

Total Square Feet (Gross)
Total Square Feet (Net / Rentable)	If any Dark or Down space, describe:

Is there any Dark space?
Is there any Down space?
Number of Down Units/Rooms/Beds

Property Offers Rental Concessions?	Describe:
Franchise Name	Franchise change since last inspection?

Operations and Maintenance plans (O&M)
Plans such as, but not limited to, Operations and Maintenance, Moisture Management and Environmental Remediation.

	List of O&M Plan(s) Required in Loan Documents	Management Aware of Plan?	Plan Available?
1

Specify additional O&M plans, and/or describe any observed O&M plan non-compliance.

Capital Expenditures

	Repairs, Replacements or Capital Improvements within the past 12 or future 12 months.	Identified Cost	Status
1

Neighborhood and Site Comparison Data

Top 2 Major Competitors		Percent Use
1. Name or Type	Single Family
Distance	Multifamily
Commercial
2. Name or Type	Industrial
Distance	Undeveloped	100%

Is the area declining or distressed?
Is there any new construction in the area?

Describe area, visibility, access, surrounding land use & overall trends (including location in relation to subject N, S, E, W)

Additional Collateral Description Information

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	5

Physical Condition & DM

MBA Standard Inspection Form

Physical Condition Assessment and Deferred Maintenance
Curb Appeal
Comparison to Neighborhood; First Impression / Appearance
Rating	Trend

Inspector Comments

Site
Property Appearance; Signage; Ingress / Egress; Landscaping; Site Lighting; Parking Lot; Striping; Garage / Carports; Irrigation System; Drainage; Retaining Walls; Walkways; Fencing; Refuse Containment & Cleanliness; Hazardous Material Storage
Rating	Trend

Inspector Comments

Building / Mechanical Systems
HVAC; Electrical; Boilers; Water Heaters; Fire Protection; Sprinklers; Plumbing; Sewer; Solar Systems; Elevators / Escalators; Chiller Plant; Cooling Towers; Building Oxygen Systems; Intercom System; PA System; Security Systems
Rating	Trend

Inspector Comments

Building Exteriors
Siding; Trim; Paint; Windows; Exterior Entry Ways; Stairs; Railings; Balconies; Patios; Gutters; Downspouts; Foundations; Doors; Façade; Structure (Beam/Joist)
Rating	Trend

Inspector Comments

Building Roofs
Roof Condition; Roof Access; Top Floor Ceilings; Shingles / Membrane; Skylights; Flashing; Parapet Walls; Mansard Roofs
Rating	Trend

Inspector Comments

Occupied Units / Space
HVAC; Ceiling; Floors; Walls; Painting; Wall Cover; Floor Cover; Tiles; Windows; Countertop; Cabinets; Appliances; Lighting; Electrical; Bathroom Accessories; Plumbing Fixtures; Storage; Basements / Attics
Rating	Trend

Inspector Comments

Vacant Units / Space / Hotel Rooms
HVAC; Ceiling; Floors; Walls; Painting; Wall Cover; Floor Cover; Tiles; Windows; Countertop; Cabinets; Appliances; Lighting; Electrical; Bathroom Accessories; Plumbing Fixtures; Storage; Basements / Attics
Rating	Trend

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	6

Physical Condition & DM

Inspector Comments

Down Units / Space / Hotel Rooms
HVAC; Ceiling; Floors; Walls; Painting; Wall Cover; Floor Cover; Tiles; Windows; Countertop; Cabinets; Appliances; Lighting; Electrical; Bathroom Accessories; Plumbing Fixtures; Storage; Basements / Attics
Down Units	Trend

Inspector Comments

Interior Common Areas
Mailboxes; Reception Area; Lobby; Food Courts; Dining Areas; Kitchen; Halls; Stairways; Meeting Rooms; Public Restrooms; Storage; Basement; Healthcare Assistance Rooms; Pharmacy / Medication Storage; Nurses Station
Rating	Trend

Inspector Comments

Amenities
Pool; Clubhouse; Gym; Laundry Area / Rooms; Playground; Wireless Access; Restaurant / Bar; Business Center; Sport Courts; Spa; Store; Media Center
Rating	Trend

Inspector Comments

Environmental
Reported spills or leaks; Evidence of spills or leaks; Evidence of distressed vegetation; Evidence of mold; Evidence of O&M non- compliance
Rating	Trend

Inspector Comments

Exterior - Additional description of the property conditions:

Interior - Additional description of the property conditions:

	Deferred Maintenance Items (0)		Life		Estimated
	Identify Item and Describe Condition (including location)	Rating	Safety	Photo	Cost
1

		Total Estimated Cost:			$

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	7

Photos

MBA Standard Inspection Form

Photos (0)

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	8

Rent Roll

MBA Standard Inspection Form

Rent Roll

Rent Roll Attached	(Select One)
Rent Roll Summary Attached
Single Tenant Property	Lease expires:
Hospitality Property	YTD ADR:	RevPAR:	ADO:

Largest Commercial Tenants
	Tenant Name	Expiration	Sq. Ft.	%NRA	Annual Rent	Rent/Sq. Ft.
1
2
3
4
5

Rent Roll

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	9

Mgmt Interview

MBA Standard Inspection Form

Management Information & Interview

Management Company Name		Phone Number
Name of Information Source	/	Email Address
Role or Title of Information Source		Length of time at property
Management Affiliation		Mgmt change from last inspection

Neighborhood and Rental Market

In your opinion, how does the property perform compared to similar properties in the area?

In your opinion, what is the average percentage of vacancy in similar properties in the area?

What is the current average rent paid in the area ($ per square foot/units/beds)?

How does the current vacancy compare to last year at this time?

In your opinion, explain the reason for any variance on vacancy, and rents between the market and the subject property:

Any change to a major employer in the area, or major commercial/retail operation in the area?

If yes, describe:

	Amount of the last rental increase		Number of Administration Employees
	Date of last rental increase		Number of Maintenance Employees

Utilities		Tenant Profile
	Heat at the Property		Corporate
	Water at the Property		Military
	Electric at the Property		Seasonal
	Gas at the Property		Seniors
	Trash at the Property		Students
	Cable at the Property	100%	Other

Property Events

In the past 12 months, has there been any key employee turnover or any key employee replaced?

In the past 12 months, have there been any fires, significant water intrusion or other property damage?

If yes, explain the location on the property, costs associated, any insurance claims submitted, resolution and leaseability:

In the past 12 months, to the best of your knowledge, have any code violations been received?

If yes, please describe the violation, the costs associated, and any resolution or outstanding issues:

Is the property undergoing any significant rehab/construction?

If yes, explain the location, size and estimated costs:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	10

Mgmt Interview

Any change or violations of a Franchise Agreement or License(s)?

If yes, please explain any change or violation, costs and any resolution or outstanding issues:

To the best of your knowledge, are there any lawsuits pending that may negatively impact the property?

If yes, please explain:

If a Co-op, has the corporation had the need to use special assessments to cover expenses?

If yes, please explain:

Are there units or corporate leases for the purposes of home sharing (home sharing can be defined as short-term (<1 month) rentals generally marketed through an online platform such as Airbnb) ?

If yes, please explain:

Other Information and Management Evaluation Comments:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	11

Multifamily

MBA Standard Inspection Form

Multifamily, Mobile Homes, Cooperative Housing, Student Housing

Any Commercial Units?
If yes, how many?
Number Commercial units Inspected:

Multifamily Unit Breakdown					Status by unit type
		Units of	Avg. Square	Avg. Monthly	Non-
Bedrooms	Baths	this type	Feet / Unit	Rent	Occupied	Revenue	Vacant	Down	Inspected

Totals:		0			0	0	0	0	0
General Info:		0			0		0	0	0

Detailed Report of Units Inspected:					0	0	0	0	0

Detailed Report of Units Inspected (0)

	Unit Number	Bedrooms	Baths	Square Feet	Asking Rent	Current Use	Overall Condition
1
2
3
4
5
6
7
8
9
10

General Comments:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	12

Fannie Mae Assmt Addendum

MBA Standard Inspection Form

Fannie Mae Assessment Addendum

Limitations of Field Assessment

Did you experience any of the following limitations to performing this field assessment: (Choose Yes/No)

Management unavailable for interview?
Management experience on the property is less than six months?

Occupied units were unavailable for assessment, or the total number of units available (occupied or unoccupied) was insufficient?

Significant portions of the common areas, amenities or basements, etc. were unavailable for assessment?

Snow was covering most exterior areas (parking lots, roofs, landscape areas)?
Other Limitation

Limitation Comment:

Comprehensive Property Assessment Ratings

Life Safety
Comment:

Deferred Maintenance
Comment:

Routine Maintenance
Comment:

Capital Needs
Comment:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	13

Fannie Mae Assmt Addendum

Level/Volume of issues noted and appropriate follow-up recommendations

Comment:

Overall Property Rating:
Additional Comments

Seller/Servicer Certification	Date:

First Name:
Last name:
Title:
Phone Number:
Email Address:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	14

FRE Assmt Addendum

MBA Standard Inspection Form

Physical Inspection Additional Questions

1.	Are any deferred maintenance items outstanding from the last inspection?

If Yes, please specify items that remain outstanding and include impact of outstanding items on overall property appeal and condition:

2.	Was a harmful environmental condition observed which is not covered by an existing O&M plan (such as mold)?

If Yes, please discuss below:

3.	Is the property out of compliance with any applicable ADA requirements?
If Yes, please discuss below:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	15

Repairs Verification

MBA Standard Inspection Form

Subject Property		Inspection Scheduling Contact Information
Property Name		Contact Company
Property Address		Contact Name	/
Street Address 2		Contact Phone
Property City		Contact Email
State/Zip/Country	/
Inspection Company
Servicer Name		Inspector’s Name	/
Loan Number		Inspection Co. Phone
Primary Property Type		Inspection Date / Time	/

Expected percentage completed:		Overall observed percentage completed:

Repairs Verification

General description of improvements and summary comments:

Verification Items (0)
	Item Description and Location	Inspector Comments	Photo	Repair Status

1

2

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	16

Senior Supplement

MBA Standard Inspection Form

Name of Operator:
Senior Housing Supplement

Part I: Physical Inspection

Indicate condition of seniors housing components below. Any identified repair costs are strictly for seniors housing components and should not have already been identified on the Physical Condition/DM tab.

Site (Seniors)

Bus-Van-Handicapped Parking; Building Accessibility; Outdoor Activity Area; Generator

Current Condition	Inspector Comments
Trend
Repair Cost
Life safety

Interior Common Areas (Seniors)

Healthcare Assistance Rooms; Pharmacy/Medication Storage; Nurses Station; Bathing Assistance Areas; Employee Restroom; Facility Furniture; Kitchen; Pantry-Supplies Storage; Common/Private Dining Areas

Current Condition	Inspector Comments
Trend
Repair Cost
Life safety

Amenities (Seniors)

Television-Sitting Areas; Exercise-Wellness Room; Game-Entertainment Room; Library-Reading Room; Craft-Activity Room; Beauty/Barber Shop; Sundry Shop; Family-Meeting Area; Garden; Wheelchairs-Walkers

Current Condition	Inspector Comments
Trend
Repair Cost
Life safety

Total Repair Cost

Part II: Resident Rooms/Occupancy

Types of Services Provided	Yes / No / N/A	Total # of units	# of Units Currently Occupied	Total # of Beds	# of Beds Currently Occupied	Resident Payor Type
Independent Living
Congregate Care Retirement Community (CCRC)
Assisted Living
Alzheimer’s/Memory Care
Skilled Nursing
Other (specify )

Total:
Occupancy %:

Unit mix comment:
Does the current unit mix comply with the unit
mix specified in the Mortgage?

How many days does it take to turn a resident
unit? Explain if more than 2 days.

How many units are currently being prepared for re-tenanting?

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	17

Senior Supplement

Part III: Resident Services
Indicate which services are included in resident’s basic fee and frequency of service, where applicable.
Resident Services	Yes / No / N/A	Frequency	Comments
24-hour nursing care
Physician service
Medication assistance
Specialized dietary services
Meals
Regular health assessments
Scheduled transportation
Unscheduled transportation
Social and activity programs
Housekeeping
Laundry service
Safety & Security	Yes / No / N/A	Comments
Exit doors alarmed
Wandergard/Elopement system
Dementia unit secured
	Quantity	Locations
Nurses stations
Meal Service	Yes / No / N/A	Comments
Licensed dietician on staff
Menu choices available
Snacks available
Meals delivered to units
Medication Administration	Yes / No / N/A	Comments
Staff utilizes medication aides
Staff utilizes medication cart
Medication room secured
List staff that is permitted to administer resident medication:

Indicate how resident medication is documented:

Direct Care Personnel (Staff on Duty)	Day	Evening	Night	Comments
RN’s
LPN’s
Other
Administrative Personnel

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	18

Senior Supplement

Part IV: Management
Are there written Policies & Procedures in place for the following:
Inspector’s Discussion with Management Staff
	Yes / No / N/A	Comments
ADA & Fair Housing
Contracting & purchasing
Emergency evacuation
Employee performance
Incident reporting
Resident care
Transferring resident to/from assisted living
Transferring resident to/from health care facility

Property Budget	Yes / No / N/A	Comments
Property annual budget (attach copy)
Planned capital improvements in next 12 months

Property Staffing	Yes / No / N/A	If Yes, how often?
Scheduled meetings with staff
Scheduled meetings with residents
Social & Activities program for residents
Employee training opportunities

Estimated Annual Employee Turnover	Annual Turnover	Staffing experience of key personnel	Years Experience
Direct care givers		Administrative/Executive Director
Administrative personnel		Head Care Giver/Resident Assistant

List any key employee turnover (such as Executive Director, Director of Marketing, Director of Social Activities, Director of Resident Care, Head Chef.)

Inspector’s Comments on Management Performance
Staff interaction with residents:

Appearance of residents/suitability for time of day:

Attire and demeanor of staff:

Overall cleanliness of facility; any odors present:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	19

Senior Supplement

Part V: Marketing

Inspector’s Discussion with Marketing Staff	Yes / No / N/A	Comments
Is there a written marketing plan?
Potential resident list/waiting list?
Networking with religious organizations, hospitals, etc.?
Marketing material distribution/outreach?
Are telemarketing or other marketing tools used?
Property brochure and application (attach copy)
Resident handbook (attach copy)
Model unit available?
Rent concessions?

Number of marketing personnel
Combined years experience of marketing personnel

How do the unit design, square footage, and amenities compare with comparable seniors housing properties in this market?

Competitor Analysis
Name of Facility	# of units	Type of Property	Name of Operator

Part VI: Regulatory Compliance

Regulatory / Licensing Agency
Name of Regulatory or Licensing Agency
Regulatory Agency Contact Person
Expiration Date of Operating License

Regulatory / Licensing Agency Inspection
Date of Last Agency Visit

Purpose of Visit	Yes / No / N/A	Comments
Certification/Licensure
Life/Safety
Follow-up
Other (describe)
Were deficiencies cited?
Were non-monetary penalties assessed?
Were monetary penalties/fines assessed?
Agency considers property in compliance?

Copy of regulatory agency’s report received?
Copy of operator’s plan of correction received?

Were any of the corrective actions related to the resident care and/or criminal background checks?

If yes, what is the plan(s) of correction and status of such corrective actions?

Changes in Regulatory Oversight?	Yes / No / N/A	Comments
Staffing Requirements
Physical Design
Health & Safety Codes
Government Subsidies

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	20

Senior Supplement

Reimbursement Programs

Other Required Property Licenses	Yes / No / N/A	Expire Date	Comments
Commercial Kitchen/Food & Beverage Permit
Commercial Vehicle
Elevator
Third Party Healthcare
Other (describe)

Miscellaneous

Are there any material violations, lawsuits or judgments against any licensed professional employed by the operator?

Are there any material violations, lawsuits or judgments against any other personnel at the property?

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	21

Hospitals

MBA Standard Inspection Form

Hospitals, Dedicated Healthcare, & Dedicated Nursing Homes

General Property Information
Total Number of Beds	New Patients Currently being Accepted
Number of Beds Occupied	Admission Waiting Period
% Occupied	Proximity to a Hospital

Level of Care Breakdown

Unit Type	Total Beds	Total Beds Occupied	Total Units	Total Units Occupied	Avg. Square Feet / Unit	Monthly Rent	Beds Vacant

Totals:	0	0	0	0			0

Administrator’s Name	/	Length of Time at Property
Director of Nursing’s Name	/	Length of Time at Property

Direct Care Staff Numbers				Comments
Nurses - RNs
Nurses - LPNs
Other Direct Care
Non Direct Care Personnel

Total Staff:	0	0	0

Regulatory / Licensing Agency Information

Name of the Agency	Contact Person /
Expiration Date of Operating License	All Licenses Current
Date of last Medicare inspection	Property Medicare Certified
Date of last Medicaid inspection	Property Medicaid Certified

Please describe any violations, costs associated, resolution or outstanding issues:

Property Condition

Handrails in the halls	Exits clearly marked
Grab bars present in rest rooms	Intercom System
Staff interacts well with residents	Generator Function
Facility looks and smells clean

Additional description of any safety or deficiency issues observed:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	22

Hospitals

Down Units (List the unit #)

Detailed Report of Units Inspected

	Unit Number	Bedrooms	Baths	Square Feet	Asking Rent	Current Use	Overall Condition
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	23

EXHIBIT “C”

(Form of Quarterly Servicing Certification)

Subservicer:                   _______________________

Pursuant to the Subservicing Agreement(s) listed on Attachment 1 hereto, between Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, and the above referenced Subservicer, we certify with respect to each loan serviced by us on behalf of Midland Loan Services, a Division of PNC Bank, National Association that as of the quarter ending ____________________ except as otherwise noted below:

All taxes, assessments and other governmental charges levied against the Mortgaged Properties, ground rents payable with respect to the Mortgaged Properties, if any, which would be delinquent if not paid, have been paid.

All required insurance policies are in full force and effect on the Mortgaged Properties in the form and amount and with the coverage required by the loan documents.

On all required insurance policies, the loss payee is in the name of Master Servicer.

All UCC financing statements have been renewed prior to expiration.

All reserves are maintained and disbursed in accordance with the loan documents and no expired reserves exist.

Any notice or confirmation received from the issuer of a letter of credit for any loan has been delivered to Master Servicer in accordance with the related Subservicing Agreement.

Lockboxes are being serviced in accordance with loan documents.

To the best of our knowledge, all required loan documents, third party reports and underwriting files are complete and all applicable loan documents have been properly assigned to the Trust.

There has been no change to Subservicer’s entity-level organizational structure nor any transfer of Subservicer’s servicing rights.

Subservicer has performed all required covenant testing and has completed and submitted all reports required pursuant to Section 3.01 of the related Subservicing Agreement and Section 3.18 and 4.02 of the related PSA.

EXCEPTIONS (please identify the applicable securitization and loan number for each exception):

C-1

Servicing Officer	Date

C-2

ATTACHMENT 1

SUBSERVICING AGREEMENTS

1.	Subservicing Agreement, dated as of ________ __, 20__, by and between Master Servicer and Subservicer. (Commonly known as SERIES 20__- __)
2.	Subservicing Agreement, dated as of ________ __, 20__, by and between Master Servicer and Subservicer. (Commonly known as SERIES 20__- __)

C-3

EXHIBIT “D”

(Remittance Reports)

(see attached)

D-1

TRANSACTION NAME:
SUBSERVICER:
FOR DISTRIBUTION DATE:

MASTER SERVICER #	SUBSERVICER LOAN #	BORROWER NAME	BEGINNING BALANCE	PAYMENT AMOUNT	PRINCIPAL AMOUNT	INTEREST AMOUNT	SERVICE FEE	NET INTEREST	NET REMITTANCE	ENDING BALANCE	PAYMENT DATE

TOTALS

EXHIBIT “E”

RESERVED

E-1

EXHIBIT “F”

(Form of Mortgagee Clause for Insurance Policies)

The mortgagee clause for insurance policies should be as follows:

Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, on behalf of Computershare Trust Company, National Association, as Trustee, for the benefit of the Holders of BMO 2022-C3 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-C3.

F-1

EXHIBIT “G”

(Form of Account Certification)

Securitization:
Sub Servicer:
	New Account	Change of Account Information
Indicate purpose of account (check all that apply):
	Principal & Interest	Deposit Clearing
	Taxes & Insurance	Disbursement Clearing
	Reserves (non-interest bearing)	Suspense
Reserves (interest bearing)

Account Number:
Routing Number:
Account Name:
Depository Institution (and Branch):
Name:
Street:
City, State, Zip:
Rating Agency:	Rating:
Please note that the name of the account must follow the guideline specifications detailed in the applicable agreement.
Prepared by:
Signature:
Title:
Date:
Telephone:	Fax:

G-1

EXHIBIT “H”

(Form of Monthly Accounts Certification)

Subservicer:               __________________________

Pursuant to the Subservicing Agreement(s) listed on Attachment 1 hereto, between Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, and the above-named Subservicer, I certify with respect to each transaction serviced by us, as noted above, for Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, that all Subservicer Accounts have been properly reconciled within 30 days prior to the date of this certification and the reconciliations have been reviewed and approved by Subservicer’s management, except as otherwise noted below:

EXCEPTIONS:

Servicing Officer	Date
H-1

ATTACHMENT 1

SUBSERVICING AGREEMENTS

1.	Subservicing Agreement, dated as of _________ __, 20__, by and between Master Servicer and Subservicer. (Commonly known as SERIES 20__- __)

2.	Subservicing Agreement, dated as of _________ __, 20__, by and between Master Servicer and Subservicer. (Commonly known as SERIES 20__- __)

H-2

EXHIBIT “I”

Wire Transfer Instructions – Serviced Companion Loan Holders

Serviced Companion Loan: TBD

Initial Note Holder: TBD

Serviced Companion Loan: TBD

Initial Note Holder: TBD

[END OF EXHIBIT “I”]

I-1